As filed with the Securities and Exchange Commission on May 6, 1998

                                                     Registration No. 33-


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                   FORM N-14
 _                                         _
|_|Pre-Effective Amendment No.__          |_| Post-Effective Amendment No.__

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            -------------------------

                              COLONIAL TRUST III *
               (Exact Name of Registrant as Specified in Charter)

                                  617-426-3750
                        (Area Code and Telephone Number)

                ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111
                    (Address of Principal Executive Offices)

                            -------------------------

                                 NANCY L. CONLIN
                      Colonial Management Associates, Inc.
                              One Financial Center
                           Boston, Massachusetts 02111
                     (Name and Address of Agent for Service)

                            -------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

                            -------------------------

It is proposed that this filing will become effective on June 5, 1998 pursuant to Rule 488.

                            -------------------------

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant's Rule 24f-2 Notice for the fiscal year ended October 31, 1997 was filed on or about December 29, 1997. Pursuant to Rule 429 under the Securities Act of 1933, this Registration Statement relates to shares previously registered on the aforesaid Registration Statement.


*On behalf of its Colonial International Horizons Fund series.

                              Cross Reference Sheet

                     (Colonial International Horizons Fund)

PART A
Form N-14 Item                  Caption in Prospectus/Proxy Statement

      1                         Cross-Reference Sheet; Front Cover

      2                         Front Cover; Back Cover

      3                         Cover Letter,  Summary of the Combination;
                                Reasons for the Combination; Tax Consequences of the Combination; Comparison of Investment
                                Objectives, Policies and Restrictions;
                                Principal Risk Factors

      4                         Cover Letter,  Summary of the Combination;
                                Reasons for the Combination; Tax Consequences of the Combination; Comparison of Investment
                                Objectives, Policies and Restrictions;
                                Principal Risk Factors; Exhibit A

      5, 6                      Summary of the Combination; Reasons for the
                                Combination; Comparison of Investment
                                Objectives, Policies and Restrictions; Principal
                                Risk Factors; Summary of Expenses;
                                Capitalization; Exhibit B; Exhibit C

      7                         General Information; Determination and
                                Recommendation of the Trustees; Required Vote

      8                         General Information

      9                         Not Applicable


PART B
Form N-14 Item                  Caption in Statement of Additional Information
--------------                  ----------------------------------------------

      10, 11                    Cover Page

      12, 13                    Not Applicable

      14                        Financial Statements

                     COLONIAL INTERNATIONAL FUND FOR GROWTH
                One Financial Center, Boston, Massachusetts 02111

                                                                   June 15, 1998
Dear Shareholder:

The enclosed material details the Trustees' proposal for a combination of Colonial International Fund for Growth (International Fund) with and into Colonial International Horizons Fund (International Horizons Fund). The Trustees believe that the proposed combination is in the best interests of International Fund's shareholders because International Horizons Fund offers lower operating expenses, greater diversification of assets across countries, sectors and investing styles (i.e. value and growth), reduced exposure to emerging market economies and possible higher returns over time than those experienced by International Fund shareholders.

If the combination proposal is approved, International Fund shares will be exchanged for International Horizons Fund shares in a non-taxable transaction.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE VOTE BY COMPLETING, DATING AND SIGNING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. IT IS IMPORTANT THAT YOU VOTE AND THAT YOUR VOTE BE RECEIVED NO LATER THAN JULY 23, 1998.

Shareholder Communications Corporation (SCC), a professional proxy solicitation firm, has been selected to assist shareholders in the voting process. As the date of the Meeting approaches, if we have not yet received your proxy card, you may receive a telephone call from SCC reminding you to exercise your right to vote.

Please take a few moments to review the details of the proposal and return your proxy at your earliest convenience. If you have any questions regarding the proxy, please feel free to call Colonial Investors Service Center (Transfer Agent), at 1-800-345-6611. Our hearing impaired shareholders may call 1-800-528-6979 if you have special TTD equipment.

Sincerely,

Harold W. Cogger
President

IN-85/205F-0698

                      COLONIAL INTERNATIONAL HORIZONS FUND
                 (a non-diversified open-end management company)
                     One Financial Center, Boston, MA 02111
                                  617-426-3750

                                   PROSPECTUS

This Prospectus relates to the proposed issuance of shares of Colonial International Horizons Fund (International Horizons Fund) to Colonial International Fund for Growth (International Fund)(together, Funds), One Financial Center, Boston, MA 02111, 617-426-3750, in connection with the proposed tax-free combination (Combination) of International Fund into International Horizons Fund. International Horizons Fund seeks preservation of capital purchasing power and long-term growth, while International Fund seeks long-term growth by investing primarily in non U.S. equities.

This Prospectus explains concisely the information that shareholders of International Fund should know before voting on the Combination. Read it carefully and retain it for future reference. The International Horizons Fund's February 27, 1998 Prospectus is enclosed. Such Prospectus is incorporated herein by reference. International Fund's February 27, 1998 Prospectus, March 31, 1998 Prospectus Supplement and February 27, 1998 Statement of Additional Information
(SAI) and International Horizons Fund's February 27, 1998 and June 5, 1998 SAIs, all of which have been filed with the Securities and Exchange Commission (SEC), are incorporated herein by reference and are available without charge from Liberty Financial Investments, Inc., One Financial Center, Boston, MA 02111, 1-800-426-3750, the distributor for both Funds. The Prospectuses, Supplement to Prospectus and Statements of Additional Information referred to above are also available on the SEC's website at http:\\www.sec.gov.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          Prospectus dated June 5, 1998

                     COLONIAL INTERNATIONAL FUND FOR GROWTH
                One Financial Center, Boston, Massachusetts 02111
                                 (617) 426-3750

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 24, 1998

Dear Shareholder:

A Special Meeting of Shareholders (Meeting) of Colonial International Fund for Growth will be held at the offices of Colonial Management Associates, Inc. (Adviser), One Financial Center, Boston, Massachusetts, on Friday, July 24, 1998, at 10:00 a.m. Eastern Time, to:

1.      Approve or disapprove the  Combination of Colonial  International
        Fund for Growth into Colonial International Horizons Fund;
2. Transact such other business as may properly come before the Meeting or any adjournment thereof.

                By order of the Trustees,

                Nancy L. Conlin, Secretary

June 15, 1998

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF A QUORUM IS NOT PRESENT AT THE MEETING, ADDITIONAL EXPENSES WILL BE INCURRED TO SOLICIT ADDITIONAL PROXIES. TO AVOID THESE COSTS TO YOUR FUND, PLEASE VOTE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE IMMEDIATELY.

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----
General Information
      Voting; Proxies; Shareholders Entitled to Vote
Summary of the Combination
Reasons for the Combination
Tax Consequences of the Combination
Comparison of Investment Objectives, Policies and Restrictions
Principal Risk Factors
Summary of Expenses
      Annual Operating Expenses
      Examples
      Shareholder Transaction Expenses
Capitalization
Determination and Recommendation of the Trustees
Required Vote
Other Matters and Discretion of Attorneys Named in the
  Prospectus/Proxy
Exhibit A - Agreement and Plan of Reorganization
Exhibit B - Certain Information Regarding Financial and
  Organizational History and Investment Policies of Colonial
  International Fund for Growth and Investment Policies of
  Colonial International Horizons Fund
Exhibit C - Management's Discussion of Investment
  Performance of Colonial
International Fund for Growth and Colonial International
  Horizons Fund

                         SPECIAL MEETING OF SHAREHOLDERS
                     COLONIAL INTERNATIONAL FUND FOR GROWTH
                                 PROXY STATEMENT

                               General Information

                                                                   June 15, 1998

     The Trustees of International Fund have called a Special Meeting of International Fund's shareholders for 10:00 a.m., Friday, July 24, 1998 for the purpose described in the accompanying Notice. The purpose of this Proxy Statement is to provide you with additional information regarding the proposal to be voted on at the Meeting and to request your proxy to vote in favor of the proposal. By properly completing and returning the enclosed proxy card, you will authorize the individuals named on the card to vote your Fund shares as directed and, in their discretion, on any other matter to properly come before the Meeting. No other matters are contemplated at this time. Additional information concerning the proxy solicitation and voting process and who is eligible to vote is set forth below followed by additional information regarding the matter to be voted on at the Meeting.

Voting; Proxies; Shareholders Entitled to Vote.

    The enclosed proxy, which was first mailed on June 15 1998, is solicited by the Trustees for use at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. The proxy may be revoked prior to its exercise by a later dated proxy, by written revocation received by the Secretary or by voting in person. Solicitation may be made by mail, telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by telephonically or electronically transmitted instructions. Shareholder Communications Corporation has been engaged to assist in the solicitation of proxies on behalf of the International Fund. The cost of this assistance is not expected to exceed $12,000. Printing, mailing and solicitation costs associated with the solicitation of International Fund shareholders will be paid equally by International Fund and Colonial Management Associates, Inc. (Adviser). The Adviser will also pay one-half of other expenses associated with the Combination, including legal and accounting fees but excluding brokerage costs, with the other one-half allocated and paid by International Fund and International Horizons Fund based on each Fund's relative net assets.

     Holders of thirty percent of the shares outstanding on the record date, May 1, 1998, constitute a quorum and must be present in person or represented by proxy for business to be transacted at the Meeting. Shareholders of record at the close of business on the record date will have one vote for each share held. On the record date, each Fund had outstanding the following number of shares of beneficial interest:

                                Class A          Class B        Class C

International Fund
International Horizons Fund

     As of May 1, 1998, the following shareholders of record owned more than 5% of a class of shares of each of the Funds:

     International Fund

     Name and Address            Number of Shares Owned and Percent of Class
     ----------------            -------------------------------------------

                                           Class A     Class B       Class C
Merrill Lynch,  Pierce Fenner & Smith,
Inc.,  For  the  Sole  Benefit  of Its           %           %             %
Customers,  4800 Deer Lake Drive East,
3rd Floor, Jacksonville, FL  32246

     International Horizons Fund

     Name and Address            Number of Shares Owned and Percent of Class
     ----------------            -------------------------------------------

                                           Class A     Class B       Class C
Merrill Lynch,  Pierce Fenner & Smith,
Inc.,  For  the  Sole  Benefit  of Its           %           %             %
Customers,  4800 Deer Lake Drive East,
3rd Floor, Jacksonville, FL  32246

     Based on this information had the Combination occurred on May 1, 1998, the following shareholders of record would have owned more than 5% of the International Horizons Fund:

     Name and Address            Number of Shares Owned and Percent of Class
     ----------------            -------------------------------------------

                                           Class A     Class B       Class C
Merrill Lynch,  Pierce Fenner & Smith,
Inc.,  For  the  Sole  Benefit  of Its           %           %             %
Customers,  4800 Deer Lake Drive East,
3rd Floor, Jacksonville, FL  32246

     Votes cast by proxy or in person will be counted by persons appointed by the International Fund to act as election tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. Where a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. With respect to approval of the Combination, withheld authority, abstentions and broker non-votes will have the effect of votes against such proposal.

     Additional information concerning each of the Funds is contained in each Fund's most recent Annual and/or Semiannual Report to shareholders, which is obtainable free of charge by writing the Adviser at One Financial Center, Boston, MA 02111 or by calling 1-800-426-3750.


                           Summary of the Combination

      Pursuant to the Plan attached as Exhibit A, International Horizons Fund would acquire all assets and assume all liabilities of International Fund in exchange for shares of International Horizons Fund in a tax-free transaction. Each of International Fund's shareholders would receive the same class of shares of International Horizons Fund equal in value to their pro rata share of the net asset value (NAV) of International Fund as of the Valuation Date, as defined in the Plan. The NAV determination is described under "How the Fund Values its Shares" on page 9 of the International Horizons Fund's enclosed Prospectus. Costs of the Combination will be borne as described above under "Voting; Proxies; Shareholders Entitled to Vote."

      Dissenting shareholders have no appraisal rights, but may redeem for cash at NAV (subject to any applicable contingent deferred sales charges (CDSC)). Certain purchases of International Fund's shares were suspended on March 31, 1998. International Fund remains open to established Fundamatic participants, Qualified Plan, Automatic Dividend Diversification and Dollar Cost Averaging programs until the Exchange Date, as defined in the Plan. Program information will be carried over to new accounts opened in International Horizons Fund after the Exchange Date, unless the shareholder notifies the Transfer Agent to the contrary. After July 10, 1998, redemptions may only be requested by mail or by telephone; wire order redemptions will not be available. International Horizons Fund will not issue share certificates in the Combination. International Fund's certificates will be null and void following the Combination. Certificates for shares of International Horizons Fund will be issued only upon written request, subject to certain restrictions referenced in the enclosed International Horizons Fund Prospectus. The Combination may be terminated before the Exchange Date by mutual consent of the Funds or if the conditions of the Plan are not met or are waived.

                          Reasons for the Combination

      (See Exhibits B and C attached hereto, the enclosed International Horizons Fund Prospectus and the SAIs referred to on the cover page of this Prospectus for more information on the International Horizons Fund.)

      The Board of Trustees recommend that shareholders approve the Combination. The principal reasons for the Board of Trustees' recommendation of approval of the Combination are:

      1. International Horizons Fund offers shareholders of International Fund the benefit of seeking purchasing power preservation when growth stocks are adversely impacted by inflation.

      2. International Horizons Fund offers shareholders of International Fund a more broadly diversified international portfolio across major sources of risk: countries, sectors and investing styles (i.e. growth/value).

      3. For investors seeking to diversify their domestic portfolio, International Horizons Fund's inflation-sensitive international holdings offer returns that are less correlated to the U.S. equity markets than the typical international equity fund.

      4. International Horizons Fund's portfolio is invested in more developed markets versus International Fund's more heavily weighted portfolio of emerging markets and smaller, underpriced stocks.

      5. International Horizons Fund selectively hedges its investments against currency fluctuations to a greater degree than International Fund which may result in lower overall volatility.

      6. Expense ratios of International Horizons Fund, as of October 31, 1997, were lower than those of International Fund.

      7. Total returns for International Fund have substantially lagged behind those of International Horizons Fund as well as the Morgan Stanley Capital International EAFE (GDP) Index (an unmanaged index that tracks the performance of international stocks) for all periods through December 31, 1997. Through such date, each Fund's Class A average annual total returns were as follows:

                                             International
                    International Fund       Horizons Fund
                    (12/1/93 inception)    (6/8/92 inception)     EAFE (GDP)
1 year                    (4.83)%                  5.95%             5.77%
3 years                    0.97%                  13.05%             8.16%
5 years                     N/A                   13.87%            12.75%
Since inception            0.04%                  11.34%              N/A


                      Tax Consequences of the Combination

      The Combination is expected to be tax-free with respect to federal taxes and is contingent upon receipt of an opinion of counsel to that effect. The Combination will not proceed unless it is to be non-taxable and the relative amounts of unrealized appreciation in both Funds can be monitored to ensure that there is no resulting material adverse effect on either Fund's shareholders. You should consult your own tax adviser regarding any state and local tax consequences of the Combination.

         Comparison of Investment Objectives, Policies and Restrictions

      The specific investment objectives and policies of International Fund and International Horizons Fund are set forth below:

                               International Fund

Objective:
Seeks long-term growth by investing primarily in non U.S. equities.

Policies:
Seeks to achieve its investment objective by investing primarily in equity securities of companies located in at least three countries other than the U.S. Normally, at least 65% of the Fund's assets will be invested in equity securities of non-U.S. issuers. The Fund also may invest up to 35% of its assets in high quality foreign government debt securities.

                           International Horizons Fund

Objective:
Seeks preservation of capital purchasing power and long-term growth.

Policies:
Seeks to achieve its investment objective by investing primarily in equity securities of companies in industries and markets which the Adviser believes will have favorable sensitivity to inflation in the U.S. economy and by investing in equity securities of companies which the Adviser believes will provide superior long-term growth. Inflation-sensitive companies may include, but need not be limited to, companies engaged in the development and processing of natural resources and companies engaged in consumer-oriented businesses. Normally, at least 65% of the Fund's total assets will be invested in securities of companies that are located or traded outside the U.S. The Fund may invest in securities issued by smaller, less well-established companies, possibly traded over the counter, as well as those of larger, more established companies traded on exchanges. The Fund's foreign investments may include companies located in less developed countries (so-called "emerging markets").

      Both Funds are non-diversified and may invest more than 5% of their total assets in the securities of a single issuer, which may increase the risk of loss compared to a diversified fund.

      For more information on each Fund's investment objective, fundamental and non fundamental investment policies, please refer to Exhibit B and the enclosed International Horizons Fund Prospectus.

                             Principal Risk Factors

      The risks related to the portfolio securities of the International Fund and the International Horizons Fund differ. Certain policies of each Fund tend to create greater risks than similar policies of the other Fund. The broader diversification of the International Horizons Fund is intended to reduce overall portfolio risk, although there can be no assurance that this diversification will be effective.

      Each Fund invests at least 65% of its assets in equity and debt securities of non-U.S. issuers. Investments in foreign securities have special risks related to political, economic and legal conditions outside of the U.S. For a more detailed discussion of these special risks see Exhibit B or the enclosed International Horizons Fund Prospectus.

      The International Fund may also invest, under normal conditions, 40% of its assets in securities of companies located in emerging market countries, while the International Horizons Fund does not have such an investment policy. Investments in emerging market countries involve the risks associated with foreign investments as well as additional political and economic risk. A more detailed discussion of such risks is included in Exhibit B.

      The International Horizons Fund may invest in lower rated debt securities (commonly referred to as junk bonds), and, thus, the portions of the International Horizons Fund's portfolio invested in such securities may be subject to greater risks than the International Fund's portfolio. The values of lower rated debt securities are more likely to fluctuate directly, rather than inversely, with changes in interest rates. Lower rated bonds also are generally considered more speculative and likely to default than higher quality bonds and their values are also considered to be more volatile relative to other debt securities. See the enclosed International Horizons Fund Prospectus for a more detailed discussion of lower rated debt securities and the risks associated with such securities.

      Each Fund also may invest in small companies which may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks associated with limited product lines, markets or financial resources and which may depend heavily on a small management group. Small company securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than exchange listed securities of larger companies.

      Finally, each Fund may engage in foreign currency transactions and index futures, while the International Horizons Fund may also engage in interest rate futures and options. Neither Fund may purchase or sell futures contracts (or related options positions in the case of International Horizons Fund) if deposits for initial margin or premiums on existing futures and option positions exceed 5% of its total assets. See Exhibit B and the enclosed International Horizons Fund Prospectus for more information.

                               Summary of Expenses

Annual Operating Expenses (as a % of average net assets)

International Fund

                                Class A          Class B          Class C
Management fee                     0.90%         0.90%            0.90%
12b-1 fees                         0.25          1.00             1.00
Other expenses (1)                 0.66          0.66             0.66(2)
                                   ----          ----             ----
Total operating expenses           1.81%         2.56%            2.56%
                                   ====          ====             ====

International Horizons Fund
                                Class A          Class B          Class C
Management fee                     0.75%         0.75%            0.75%
12b-1 fees                         0.25          1.00             1.00
Other expenses (1)                 0.61          0.61             0.61(2)
                                   ----          ----             ----
Total operating expenses           1.61%         2.36%            2.36%
                                   ====          ====             ====

Pro Forma Combined
                                Class A          Class B          Class C
Management fee                     0.75%         0.75%            0.75%
12b-1 fees                         0.25          1.00             1.00
Other expenses (1)                 0.55          0.55             0.55(2)
                                   ----          ----             ----
Total operating expenses           1.55%         2.30%            2.30%
                                   ====          ====             ====

(1) "Other expenses" reflect the reduction in the transfer agency fee.
(2) "Other expenses" are estimated based on the annual operating expenses of the Class A and Class B shares.

Examples

The following Examples show the cumulative transaction and operating expenses attributable to a hypothetical $1,000 investment in each Class of shares of International Fund and International Horizons Fund, separately, and Pro Forma Combined, for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:

International Fund

                     Class A           Class B              Class C
Period:                           (3)           (4)      (3)         (4)
1 year               $ 75        $ 76          $ 26     $ 36        $ 26
3 years               111         110            80       80(5)       80
5 years               150         156           136      136         136
10 years              258         271(6)        271(6)   290         290

International Horizons Fund
                     Class A           Class B              Class C
Period:                           (3)           (4)      (3)         (4)
1 year               $ 73        $ 74          $ 24     $ 34        $ 24
3 years               105         104            74       74(5)       74
5 years               140         146           126      126         126
10 years              238         251(6)        251(6)   270         270

Pro Forma Combined
                     Class A           Class B              Class C
Period:                            (3)          (4)      (3)         (4)
1 year               $ 72        $ 73          $ 23     $ 33        $ 23
3 years               104         102            72       72(5)       72
5 years               137         143           123      123         123
10 years              231         245(6)        245(6)   264         264

(3) Assumes redemption at period end.
(4) Assumes no redemption.
(5) Class C shares do not incur a contingent deferred sales charge on redemptions made after one year.
(6) Class  B  shares   automatically   convert   to   Class  A  shares   after
    approximately 8 years, therefore, years 9 and 10 reflect Class A share expenses.

Shareholder Transaction Expenses

Both Funds offer the same share purchase and redemption arrangements and shareholders services. The Funds' shareholder transaction expenses are as follows:

                                             Class A      Class B        Class C
Maximum Initial Sales Charge Imposed on a
Purchase (as a % of offering                 5.75%        0.00%(10)      0.00%(10)
price)(7)(8)(9)

Maximum Contingent Deferred Sales Charge
(as a % of offering price)(7)(8)(9)          1.00%(11)    5.00%          1.00%

(7)   For accounts less than $1,000 an annual fee of $10 may be deducted.
(8) Redemption proceeds exceeding $500 sent via federal funds wire will be subject to a $7.50 charge per transaction.
(9)   Does not apply to reinvested distributions.
(10) Because of the 0.75% distribution fee applicable to Class B and Class C shares, long-term Class B and Class C shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.
(11) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase.

                                 Capitalization
                                October 31, 1997
                                   (unaudited)

                       International         International      Pro Forma
                           Fund              Horizons Fund      Combined
                       -------------         -------------      ---------
Net assets                    $78,450,260    $61,564,721     $139,998,996(12)
Shares outstanding              8,057,963      4,056,415        9,222,595
Net asset value per share        $9.74           $15.18          $15.18

(12) An adjustment of $15,985 was made which relates to the elimination of International Fund's deferred organization costs.

                Determination and Recommendation of the Trustees

      The Trustees of International Fund and International Horizons Fund have unanimously determined that the Combination is in the best interests of each Fund and its shareholders, and that no shareholder's interest will be diluted as a result of the Combination.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS APPROVE THE COMBINATION.


      The Declaration of Trust (Declaration) establishing the Trust provides that any series of Colonial Trust III (such as International Fund) may be terminated by a two-thirds vote of the series' shares or by the Trustees' notice to shareholders. The Declaration also provides that it may be amended by the Trustees, upon majority vote of the shareholders of the affected series. To eliminate any uncertainty about what shareholder vote may be required to approve the Combination, the Trustees will consider any vote in favor of the Combination to be a vote in favor of amending the Declaration to provide that the International Fund may be terminated by majority vote of the series' shares entitled to vote (or by Trustee notice to shareholders), and will so amend the Declaration if a majority of International Fund's shareholders entitled to vote in favor of the proposal vote in favor of such proposal. International Horizons Fund shareholder approval is not required.

                                 Required Vote

      Approval of the proposal requires the affirmative vote of more than 50% of the outstanding shares of International Fund.

          Other Matters and Discretion of Attorneys Named in the Proxy

     As of this date, only the business mentioned above in Item 1 of the Notice of the Meeting is contemplated to be presented. If any procedural or other matters properly come before the Meeting, the enclosed proxy shall be voted in accordance with the best judgment of the proxy holder(s).

     If a quorum of shareholders (thirty percent of the shares entitled to vote at each Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, if sufficient votes in favor of the Item set forth in the Notice of the Meeting are not received by July 23, 1998, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than ninety days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Item set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against the Item.

     Reports, proxy statements and other information have been filed with the Securities and Exchange Commission (SEC) and may be inspected and copied at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, or via the SEC's website at http:\\www.sec.gov.

   Shareholders are urged to vote, sign and mail their proxies immediately.

                                    EXHIBIT A
                      AGREEMENT AND PLAN OF REORGANIZATION

     Agreement and Plan of Reorganization (Agreement) dated as of May 6, 1998, among Colonial Trust III on behalf of Colonial International Fund for Growth (CIFFG) and Colonial International Horizons Fund (CIHF) and Colonial Management Associates, Inc (CMAI).

PLAN OF REORGANIZATION
     The reorganization will comprise (i) the acquisition by CIHF of all of the assets of CIFFG in exchange for CIHF's assumption of all of the liabilities of CIFFG then existing and the issuance of shares of CIHF to CIFFG and (ii) the distribution of such shares by CIFFG pro rata to its shareholders in complete liquidation and termination of CIFFG and in exchange for all of CIFFG's outstanding shares, each CIFFG shareholder being entitled to receive that proportion of the CIHF shares to be received by CIFFG which the number of CIFFG shares owned by each such shareholder bears to the number of outstanding CIFFG shares, all subject to the terms hereof. It is intended that the reorganization described herein shall be a tax-free reorganization within the meaning of
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (Code).

AGREEMENT
1. CIFFG and CIHF (Funds) each represents and warrants to and agrees with the other that:
     (a) It is a series of an unincorporated voluntary association duly established and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out this Agreement. It is not required to qualify as a foreign association in any jurisdiction. It has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.
     (b) It is a series of a company registered under the Investment Company Act of 1940, as amended (1940 Act), as an open-end management investment company, and such registration is in full force and effect.
     (c) Its statement of assets and liabilities, statement of operations and statement of changes in net assets and schedule of investments (indicating market values) for the year ended October 31, 1997, have been examined by Price Waterhouse LLP, independent accountants, and furnished to the other Fund. Said statement of assets and liabilities and schedule of investments fairly present its financial position as of such date and said statements of operations and changes in net assets fairly reflect its results of operations and changes in financial position for the periods covered thereby in conformity with generally accepted accounting principles consistently applied.
     (d) CIFFG's and CIHF's Prospectus and Statement of Additional Information each dated February 27, 1998, and CIFFG's Prospectus Supplement dated March 31, 1998, previously furnished to the other Fund, did not and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
     (e) There are no material legal, administrative or other proceedings pending or, to its knowledge, threatened against it.
     (f) It has no known material liabilities, contingent or otherwise, other than those shown on its statement of assets and liabilities as of October 31, 1997, and those incurred in the ordinary course of its business as an investment company since October 31, 1997. Prior to the Exchange Date (as defined in
Section 9), it will advise the other Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to October 31, 1997, whether or not incurred in the ordinary course of business.
     (g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by it of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (1933 Act), the Securities Exchange Act of 1934, as amended (1934 Act), and the 1940 Act or state securities laws (which term as used herein shall include the securities laws of the District of Columbia and of Puerto Rico).
     (h) The registration statement (Registration Statement) to be filed with the Securities and Exchange Commission (Commission) by CIHF on Form N-14 relating to the shares of beneficial interest, no par value, of CIHF issuable hereunder and the proxy statement of CIFFG included therein (Proxy Statement) on the effective date of the Registration Statement and insofar as they do not relate to the other Fund, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 6(a) and on the Exchange Date, the prospectus contained in the Registration Statement (Prospectus), as amended or supplemented, insofar as it does not relate to the other Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
     (i) It is and will at all times through the Exchange Date be a "regulated investment company" within the meaning of Section 851 of the Code.
2. CIFFG represents and warrants to and agrees with CIHF that:
     (a) CIFFG has filed or will file all federal and state tax returns which, to the knowledge of CIFFG's officers, are required to be filed by CIFFG and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by CIFFG. All tax liabilities of CIFFG have been adequately provided for, and no tax deficiency or liability of CIFFG has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service (IRS) or by any state or local tax authority for taxes in excess of those already paid.
     (b) At both the Valuation Time (as defined in Section 4(d)) and the Exchange Date, CIFFG will have the full right, power and authority to sell, assign, transfer and deliver its portfolio securities and any other assets of CIFFG to be transferred to CIHF pursuant to this Agreement. At the Exchange Date, subject only to the delivery of CIFFG's portfolio securities and any such other assets as contemplated by this Agreement, CIHF will acquire CIFFG's portfolio securities and any such other assets subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof.
     (c) No registration under the 1933 Act of any of CIFFG's portfolio securities would be required if they were, as of the time of such transfer, the subject of a public distribution by either of CIFFG or CIHF.
     (d) All of the issued and outstanding shares of beneficial interest of CIFFG have been offered for sale and sold in conformity with all applicable federal securities laws.
3. CIHF represents and warrants to and agrees with CIFFG that:
     (a) by the Exchange Date, the shares of beneficial interest of CIHF to be issued to CIFFG will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by CIHF, and no shareholder of CIHF will have any preemptive right of subscription or purchase in respect thereof; and
     (b) all tax liabilities of CIHF have been adequately provided for, and no tax deficiency or liability of CIHF has been asserted, and no question with respect thereto has been raised, by the IRS or by any state or local tax authority for taxes in excess of those already paid.
4. (a) Subject to the requisite approval of the shareholders of CIFFG and to the other terms and conditions contained herein, CIFFG agrees to transfer to CIHF, and CIHF agrees to acquire from CIFFG, on the Exchange Date all of the assets of every kind and nature of CIFFG existing on the Exchange Date in exchange for the assumption by CIHF of all of the liabilities of CIFFG existing on the Exchange Date, and the issuance by CIHF of that number of Class B shares of beneficial interest of CIHF (the "Shares") provided for in Section 5. Pursuant to this Agreement CIFFG will as soon as practicable after the Exchange Date distribute the Shares pro rata to the shareholders of CIFFG in exchange for their shares of beneficial interest of CIFFG and be liquidated in accordance with CIFFG's Agreement and Declaration of Trust. CIHF agrees that all the Shares shall be deemed to have been outstanding since the date that CIFFG shares were originally issued.
     (b) CIFFG will pay or cause to be paid to CIHF any dividend or interest payments received by it on or after the Exchange Date with respect to the assets transferred to CIHF hereunder.
     (c) CIHF will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred to CIHF hereunder, without regard to the payment date thereof.
     (d) The Valuation Time shall be 4:00 P.M. Boston time on July 24, 1998, or such other day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").
5. On the Exchange Date CIHF will deliver to CIFFG a number of Shares having an aggregate net asset value equal to the value of the assets of CIFFG transferred hereunder less the liabilities of CIFFG, determined as provided in this Section 5.
     (a) The net asset value of the Shares and the value of the assets of CIFFG transferred hereunder and the liabilities of CIFFG shall be determined as of the Valuation Time.
     (b) The net asset value of the Shares shall be computed in accordance with CIHF's prospectus and the assets and liabilities of CIFFG shall be valued in the same manner.
     (c) The deferred organizational costs of CIFFG shall have no value as of the Valuation Time.
     (d) No adjustment to the number of Shares to be delivered to CIFFG shall be made for any disproportionate amount of unrealized capital gains or losses of CIFFG's or CIHF's net assets.
     CIHF shall issue the Shares to CIFFG in one certificate (excluding any fractional share) registered in the name of CIFFG. CIFFG shall distribute the Shares to its shareholders by redelivering such certificate to CIHF's transfer agent, which will as soon as practicable set up open accounts with CIHF for each CIFFG shareholder in accordance with written instructions furnished by CIFFG. With respect to any CIFFG shareholder holding CIFFG certificates as of the Exchange Date, CIHF will not permit such shareholder to receive CIHF certificates, exchange Shares credited to such shareholder's account for shares of other investment companies managed by CMAI and its affiliates or pledge or redeem Shares until CIHF is notified by CIFFG or its agent that such shareholder has surrendered all outstanding CIFFG certificates issued to such shareholder or posted adequate bond. CIFFG will request the shareholders of CIFFG to surrender their outstanding CIFFG certificates, or post adequate bond for lost certificates.
6. Printing, mailing and proxy solicitation expenses will be paid equally by CMAI and CIFFG. One-half of all other fees and expenses, including legal, acounting, filing and portfolio transfer taxes (if any) or other similar expenses incurred in connection with the transactions contemplated by this Agreement

(except for federal and state securities law filing fees that will be paid by CIHF) will be paid by CMAI with the other one-half of such fees and expenses allocated and paid by CIFFG and CIHF based on their relative net assets.
7. (a) CIFFG agrees to call a meeting of its shareholders as soon as is practicable after the effective date of the Registration Statement to consider transferring its assets to CIHF as herein provided, adopting this Agreement and authorizing the liquidation and dissolution of CIFFG.
     (b) CIFFG agrees that the liquidation and dissolution of CIFFG will be effected in the manner provided in CIFFG's Agreement and Declaration of Trust, in accordance with applicable law, and that on and after the Exchange Date CIFFG shall not conduct any business except in connection with its liquidation and dissolution.
8. CIHF agrees to advise CIFFG promptly if at any time prior to the Exchange Date the assets of CIFFG include any assets that CIHF is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by CIFFG, CIHF has informed CIFFG is unsuitable for CIHF to acquire.
9. Delivery of the assets of CIFFG to be transferred and the Shares shall be made at the offices of CIFFG and CIHF, One Financial Center, Boston, Massachusetts, at 5:00 P.M. on July 24, 1998, or at such other time and date agreed to by CIFFG and CIHF (the "Exchange Date").
10. The obligations of each Fund hereunder shall be subject to the following conditions:
     (a) That the other Fund shall have furnished it with such other Fund's statement of assets and liabilities, together with a list of such other Fund's portfolio securities, together with each such security's respective adjusted tax basis, with values determined as provided in Section 5 of this Agreement, all as of the Valuation Time, certified on such other Fund's behalf by such other Fund's President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in such other Fund's financial position since October 31, 1997, other than changes in such other Fund's portfolio securities since that date or changes in the market value of such other Fund's portfolio securities, or changes due to net redemptions of its shares, dividends paid or losses from operations.
     (b) That the other Fund shall have furnished to it a statement, dated the Exchange Date, signed by such other Fund's President (or any Vice President) and Treasurer certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of such other Fund made in this Agreement are true and correct in all material respects as of such date and that the other Fund has complied with all the agreements and satisfied all the conditions on such other Fund's part to be performed or satisfied at or prior to such dates.
     (c) That each Fund shall have received an opinion of Ropes & Gray, counsel to the other Fund, in form satisfactory to it and dated the Exchange Date, to the effect that (i) the other Fund is a series of an unincorporated voluntary association duly established and validly existing in conformity with the laws of The Commonwealth of Massachusetts, (ii) this Agreement has been duly authorized, executed and delivered by the other Fund and, assuming that the Registration Statement, the Prospectus and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by it, is a valid and binding obligation of the other Fund,
(iii) solely in the case of the opinion to be received by CIHF, CIFFG has power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, CIFFG will have duly transferred such assets to CIHF, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the other Fund's Agreement and Declaration of Trust, or any provision of any agreement known to such counsel to which the other Fund is a party or by which it is bound, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the other Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws, (vi) the Registration Statement, the Prospectus and the Proxy Statement and each amendment thereof and supplement thereto, as of their respective effective dates and only insofar as they relate to the other Fund, complied as to form in all material respects with the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the applicable rules and regulations of the Commission thereunder, (vii) the descriptions in the Registration Statement, the Prospectus and the Proxy Statement of statutes, legal and governmental proceedings and contracts and other documents, only insofar as they relate to the other Fund, are accurate and fairly present the information required to be shown, and (viii) such counsel do not know of any legal or governmental proceedings, only insofar as they relate to the other Fund, required to be described in the Registration Statement, the Prospectus or the Proxy Statement which are not described as required, nor of any contracts or documents, only insofar as they relate to the other Fund, of a character required to be described in the Registration Statement, the Prospectus or the Proxy Statement or to be filed as exhibits to the Registration Statement which are not described and filed as required. Such opinion shall also state that, while such counsel have not verified, and are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Proxy Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed such statements with certain officers of the other Fund and its auditors and that in the course of such review and discussion no facts came to the attention of such counsel which led them to believe that, on the respective effective dates of the Registration Statement and any amendment thereof or supplement thereto and only insofar as they relate to the other Fund, either the Registration Statement, the Prospectus or the Proxy Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Such opinion may state that such counsel do not express any opinion or belief as to the financial statements or other financial data or as to the information relating to the Fund receiving the opinion contained in the Registration Statement, the Prospectus or the Proxy Statement, or any amendment thereof or supplement thereto, and that such opinion is solely for the benefit of the Fund receiving the opinion, its trustees and its officers.
     (d) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of it, contemplated by the Commission.
     (e) That each Fund shall have received from the Commission such order or orders as Ropes & Gray, counsel to such Fund, deem reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.
     (f) That all proceedings taken by the other Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Ropes & Gray, and that each Fund shall have received an opinion of Ropes & Gray as to such other matters as such Fund shall reasonably deem necessary or desirable.
     (g) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.
11. The obligations of CIHF hereunder shall also be subject to the following conditions:

     (a) That CIFFG shall have delivered to CIHF tax returns, signed by a partner of Price Waterhouse LLP, for the year ended October 31, 1997 and the period from November 1, 1997 to the Exchange Date.
     (b) That CIHF shall have received an opinion of Ropes & Gray, counsel to CIHF, to the effect that for federal income tax purposes (i) no gain or loss will be recognized by CIHF upon its receipt of the assets of CIFFG transferred to CIHF pursuant to this Agreement in exchange for the Shares and the assumption of liabilities and obligations of CIHF, (ii) the basis in the hands of CIHF of the assets of CIFFG will be the same as the basis of such assets in the hands of CIFFG immediately prior to such transfer and (iii) CIHF's holding period in the assets of CIFFG transferred to CIHF will include the periods during which such assets were held by CIFFG.
     (c) That the assets of CIFFG to be acquired by CIHF shall include no assets which CIHF, by reason of charter limitations or of investment restrictions disclosed in the prospectus or statement of additional information of CIHF in effect on the Exchange Date may not properly acquire.
     (d) That prior to the Exchange Date, CIFFG shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of CIFFG all of CIFFG's investment company taxable income for its taxable years ending on or after October 31, 1997 and on or prior to the Exchange Date (computed without regard to any deduction for dividends paid), and all of its net capital gain realized in each of its taxable years ending on or after October 31, 1997 and on or prior to the Exchange Date.
     (e) That CIFFG shall have furnished to CIHF a certificate, signed by the President (or any Vice President) and the Treasurer of CIFFG, as to the adjusted tax bases in the hands of CIFFG of the securities delivered to CIHF pursuant to this Agreement, together with any such other evidence as to such adjusted tax bases as CIHF may reasonably request.
     (f) That CIFFG's custodian shall have delivered to CIHF a certificate identifying all of the assets of CIFFG held by such custodian as of the Valuation Time.
     (g) That CIFFG's transfer agent shall have delivered to CIHF (1) the originals or true copies of all of the records of CIFFG in the possession of such transfer agent as of the Exchange Date and (2) a certificate setting forth the number of shares of CIFFG outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.
     (h) That all of the issued and outstanding shares of beneficial interest of CIFFG shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of CIFFG or its transfer agent by CIHF or its agents shall have revealed otherwise, either (i) CIFFG shall have taken all actions that in the opinion of CIHF or its counsel are necessary to remedy any prior failure on the part of CIFFG to have offered for sale and sold such shares in conformity with such laws or (ii) CIFFG shall have furnished surety, or deposited in escrow assets, for the benefit of CIHF in amounts sufficient and upon terms satisfactory, in the opinion of CIHF or its counsel, to indemnify CIHF against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of CIFFG to have offered and sold such shares in conformity with such laws.
12. The obligations of CIFFG hereunder also shall be subject to the following conditions:
     That CIFFG shall have received an opinion of Ropes & Gray, counsel to CIHF, to the effect the Shares are duly authorized and upon delivery to CIFFG as provided in this Agreement will be validly issued and will be fully paid and nonassessable by CIHF and no shareholder of CIHF has any preemptive right of subscription or purchase in respect thereof, and that for federal income tax purposes (i) no gain or loss will be recognized by CIFFG upon receipt of CIFFG's assets by CIHF in exchange for the Shares and the assumption of liabilities and obligations of CIFFG or on the distribution by CIFFG in liquidation to its shareholders of the Shares, (ii) no gain or loss will be recognized by the shareholders of CIFFG on the distribution to them by CIFFG of Shares in exchange for their shares of CIFFG, (iii) the basis of the Shares a CIFFG shareholder receives in place of his or her CIFFG shares in connection with this Agreement will be the same as the basis of his or her CIFFG shares exchanged and (iv) a CIFFG shareholder's holding period for his or her CIHF Shares will be determined by including the period for which he or she held the CIFFG shares exchanged therefor, provided that he or she held such CIFFG shares as a capital asset.
13. Each of CIFFG and CIHF represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.
14. CIFFG and CIHF may terminate this Agreement by mutual agreement and either Fund may waive any condition to its obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by August 7, 1998, this Agreement shall automatically terminate on that date unless a later date is agreed to by CIFFG and CIHF.
15. Pursuant to Rule 145 under the 1933 Act, CIHF will, in connection with the issuance of any shares of CIHF to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates (if any) issued to such person a legend as follows:
    "THESE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO COLONIAL INTERNATIONAL HORIZONS FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO COLONIAL INTERNATIONAL HORIZONS FUND SUCH REGISTRATION IS NOT REQUIRED"
and, further, CIHF will issue stop transfer instructions to CIHF's transfer agent with respect to such shares. CIFFG will provide CIHF on the Exchange Date with the name of any CIFFG shareholder who is to the knowledge of CIFFG an affiliate of CIFFG on such date.
16. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.
17. Shareholders of CIFFG who immediately prior to the Exchange Date have adopted any plan or arrangement offered by both CIHF and CIFFG shall retain the same rights and privileges under such plan or arrangement with respect to the shares of CIHF after the Exchange Date.
18. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.
19. No representations, warranties or covenants in or pursuant to this Agreement (including certificates of officers) shall survive the Exchange Date.
20. A copy of the Agreement and Declaration of Trust of Colonial Trust III, as amended, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of such Trust as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Trust's trustees, officers or shareholders individually but are binding only upon the assets and property of such Fund.

     This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                 COLONIAL TRUST III
                 on behalf of Colonial International Fund for Growth and Colonial International Horizons Fund

                By: NANCY L. CONLIN
                     ------------------
                     Secretary

                 COLONIAL MANAGEMENT ASSOCIATES, INC.


                 By: NANCY L. CONLIN
                     ------------------
                     Senior Vice President

                                    EXHIBIT B
           CERTAIN INFORMATION REGARDING FINANCIAL AND ORGANIZATIONAL
         HISTORY AND INVESTMENT POLICIES OF COLONIAL INTERNATIONAL FUND
          FOR GROWTH AND INVESTMENT POLICIES OF COLONIAL INTERNATIONAL
                                  HORIZONS FUND

INTERNATIONAL FUND'S FINANCIAL HISTORY

The following financial highlights for a share outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1997 Annual Report and is incorporated by reference into the Statement of Additional Information. The following data reflects, in part, performance of the Fund while its portfolio was being managed by a former sub-adviser whose services were terminated on December 31, 1995.


                                                                              Class A
                                                ---------------------------------------------------------------
                                                                  Year ended                   Period ended
                                                                  October 31                    October 31
                                                -------------------------------------------   ---------------
                                                        1997         1996         1995          1994(b)
                                                -------------------------------------------   ---------------

Net asset value - Beginning of period                 $10.260        $9.760       $10.370      $10.000
                                                      -------       -------       -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)(c)                      0.014         0.044        0.019        0.013
Net realized and unrealized gain (loss)(c)              0.340         0.456       (0.629)        0.357
                                                        -----         -----       -------        -----
    Total from Investment Operations                    0.354         0.500       (0.610)        0.370
                                                        -----         -----       -------        -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                             (0.089)         ----          ----         ----
From net realized gains                                (0.645)         ----          ----         ----
                                                       -------
  Total Distributions Declared to Shareholders         (0.734)         ----          ----         ----
                                                       -------
Net asset value - End of period                        $9.880       $10.260        $9.760      $10.370
                                                      =======       =======       =======      =======
Total return(d)                                         3.61%(e)      5.12%(e)     (5.88)%       3.70%(f)
                                                        -----         -----       -------        -----
RATIOS TO AVERAGE NET ASSETS
Expenses                                                1.75%(g)      1.75%(g)      1.74%(g)     1.71%(h)
Net investment income (loss)                            0.13%(g)      0.43%(g)      0.20%(g)     0.14%(h)
Fees waived or borne by the Adviser                     0.07%(g)      0.04%(g)       ----         ----
Portfolio turnover                                        23%          129%           35%          51%(h)
Average commission rate(i)                            $0.0023       $0.0011          ----         ----
Net assets at end of period (000)                     $27,875       $32,912       $43,354      $62,251
(a) Net of fees and expenses waived or borne
       by the Adviser which amounted to:               $0.007        $0.004          ----         ----
---------------------------------


                                                                   Class B
                                               --------------------------------------------------------------
                                                                  Year ended                   Period ended
                                                                  October 31                    October 31
                                               -------------------------------------------  -----------------
                                                      1997           1996         1995          1994(b)
                                               -------------------------------------------  -----------------

Net asset value - Beginning of period                 $10.040        $9.620       $10.300      $10.000
                                                      -------        ------       -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)(c)                     (0.064)       (0.032)      (0.052)       (0.058)
Net realized and unrealized gain (loss)(c)              0.329         0.452       (0.628)        0.358
                                                        -----         -----       -------        -----
    Total from Investment Operations                    0.265         0.420       (0.680)        0.300
                                                        -----         -----       -------        -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              -----          ----          ----         ----
From net realized gains                               (0.645)          ----          ----         ----
                                                      -------
  Total Distributions Declared to Shareholders        (0.645)          ----          ----         ----
                                                      -------
Net asset value - End of period                        $9.660       $10.040        $9.620      $10.300
                                                      =======       =======       =======      =======
Total return(d)                                         2.74%(e)      4.37%(e)     (6.60)%       3.00%(f)
                                                        -----         -----       -------        -----
RATIOS TO AVERAGE NET ASSETS
Expenses                                                2.50%(g)      2.50%(g)      2.49%(g)     2.46%(h)
Net investment income (loss)                          (0.62)%(g)    (0.32)%(g)    (0.55)%(g)   (0.61)%(h)
Fees waived or borne by the Adviser                     0.07%(g)      0.04%(g)      ----          ----
Portfolio turnover                                        23%          129%           35%          51%(h)
Average commission rate(i)                            $0.0023       $0.0011          ----         ----
Net assets at end of period (000)                     $49,840       $62,578       $76,376     $103,450
(a) Net of fees and expenses waived or borne
       by the Adviser which amounted to:               $0.007        $0.004          ----         ----
---------------------------------

(b) The Fund commenced investment operations on December 1, 1993.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.
(e) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(h) Annualized.
(i) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                                                                             Class C(b)
                                                   ----------------------------------------------------------------------
                                                                             Year ended                Period ended
                                                                             October 31                 October 31
                                                   ----------------------------------------------------------------------
                                                           1997                1996           1995        1994(c)
                                                   ----------------------------------------------------------------------
Net asset value - Beginning of period                    $10.090              $9.670         $10.350      $10.060
                                                         --------             -------        --------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)(d)                                 (0.640)             (0.032)         (0.052)      (0.037)
Net realized and unrealized
     gain (loss)(a)(d)                                     0.320               0.452          (0.628)       0.327
                                                           -----               -----          -------       -----
    Total from Investment Operations                       0.256               0.420          (0.680)       0.290
                                                           -----               -----          -------       -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.021)              ----            ----         ----
From net realized gains                                   (0.645)              ----            ----         ----
                                                          -------
  Total Distributions Declared to Shareholders            (0.666)              ----            ----         ----
                                                          -------
Net asset value - End of period                           $9.680             $10.090          $9.670      $10.350
                                                          =======            ========         =======     =======
Total return(e)                                            2.63%  (f)          4.34% (f)      (6.57)%       2.88%(g)
                                                           -----               -----          -------       -----
RATIOS TO AVERAGE NET ASSETS
Expenses                                                   2.50%  (h)          2.50% (h)       2.49% (h)    2.46%(i)
Net investment loss                                       (0.62)% (h)         (0.32)%(h)      (0.55)%(h)   (0.61)(i)
Fees waived or borne by the Adviser                        0.07%  (h)          0.04% (h)       ----         ----
Portfolio turnover                                          23%                129%             35%          51% (i)
Average commission rate(j)                                $0.0023             $0.0011          ----         ----
Net assets at end of period (000)                          $735                $957            $684         $570
(a) Net of fees and expenses waived or borne
       by the Adviser which amounted to:                  $0.007              $0.004           ----         ----

-----------------
(b) Effective July 1, 1997 Class D shares were redesignated Class C shares.
(c) Class C shares were initially offered on July 1, 1994. Per share amounts reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.
(f) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(i) Annualized.
(j) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

INTERNATIONAL FUND'S INVESTMENT OBJECTIVE

International Fund seeks long-term growth by investing primarily in non U.S. equities.


HOW INTERNATIONAL FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS

International Fund seeks to achieve its investment objective by investing primarily in equity securities of companies located in at least three countries other than the U.S. Normally, at least 65% of the Fund's assets will be invested in equity securities of non- U.S. issuers. The Fund also may invest up to 35% of its assets in high quality foreign government debt securities.

International Fund is non-diversified and may invest more than 5% of its total assets in the securities of a single issuer, increasing the risk of loss compared to a diversified fund.

Equity Securities Generally. Equity securities generally include common and preferred stock, warrants (rights) to purchase such stock, debt securities convertible into such stock and sponsored and unsponsored American Depositary Receipts. Equity securities also include shares issued by closed-end investment companies that invest primarily in the foregoing securities.

Debt Securities Generally. International Fund may invest in foreign government debt securities of any maturity that pay fixed, floating or adjustable interest rates. The values of debt securities generally fluctuate inversely with changes in interest rates in the countries where the securities are issued.

Foreign Investments. Investments in foreign securities (both debt and equity) and sponsored and unsponsored American Depositary Receipts have special risks related to political, economic and legal conditions outside of the U.S. As a result, the prices of foreign securities may fluctuate substantially more than the prices of securities of issuers based in the U.S. Special risks associated with foreign securities include the possibility of unfavorable currency exchange rates, the existence of less liquid markets, the unavailability of reliable information about issuers, the existence (or potential imposition) of exchange control regulations (including currency blockage), and political and economic instability, among others. In addition, transactions in foreign securities may be more costly due to currency conversion costs and higher brokerage and custodial costs. See "Foreign Securities" and "Foreign Currency Transactions" in the Statement of Additional Information for more information about foreign investments.

Emerging Markets. International Fund's investments will consist of securities issued by companies located in countries whose economies or securities markets are not yet highly developed. Special risks associated with these investments (in addition to the conditions regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, highly limited numbers of potential buyers for such securities, heightened volatility of security prices, restrictions on repatriation of capital invested abroad and delays and disruptions in securities settlement procedures. Normally, no more than 40% of the Fund's assets will be invested in such securities.

Small Companies. International Fund may invest in smaller, less well established companies which may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks. Such companies often have limited product lines, markets or financial resources and depend heavily on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than exchange listed securities of larger companies.

Other Investment Companies. Up to 10% of International Fund's total assets may be invested in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Foreign Currency Transactions. In connection with its investments in foreign securities, International Fund may purchase and sell (i) foreign currencies on a spot or forward basis (ii) foreign currency futures contracts, and (iii) options on foreign currencies and foreign currency futures. Such transactions will be entered into (i) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Fund, or (ii) to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which securities held by the Fund are denominated. The Fund will not attempt, nor would it be able, to eliminate all foreign currency risk. Further, although hedging may lessen the risk of loss if the hedged currency's value declines, it limits the potential gain from currency value increases. See the Statement of Additional Information for information relating to the Fund's obligations in entering into such transactions.

Index Futures. International Fund may purchase and sell foreign stock index futures contracts. Such transactions will be entered into to gain exposure to a particular market pending investment in individual securities, but not to hedge against market declines. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of a type of instrument at the time and in the amount specified in the contract. A sale of a futures contract can be terminated in advance of the specified delivery date by subsequently purchasing a similar contract; a purchase of a futures contract can be terminated by a subsequent sale. Gain or loss on a contract generally is realized upon such termination. Transactions in futures may not precisely achieve the goal of gaining market exposure to the extent there is an imperfect correlation between the price movements of the contracts and of the underlying securities. The Fund will not make additional investments in index futures at times when net Fund obligations under index futures exceed 5% of the Fund's net assets.

Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, high quality commercial paper, treasury bills, short-term debt instruments, U.S. government securities and repurchase agreements. Some or all of the Fund's assets also may be invested in such investments during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. No more than 15% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days and other illiquid assets.

Borrowing of Money. International Fund may borrow money from banks for temporary or emergency purposes up to 10% of its net assets; however, it will not purchase additional portfolio securities while borrowings exceed 5% of net assets.

Other. International Fund may trade portfolio securities for short-term profits to take advantage of price differentials. These trades will be limited by certain Internal Revenue Code requirements. High portfolio turnover may result in higher transaction costs and higher levels of realized capital gains.

See the International Fund's February 27, 1998 Statement of Additional Information for more detailed information about the Fund's investment techniques.


Fundamental Investment Policies of International Fund

As fundamental investment policies, which may not be changed without a majority of its outstanding voting securities, International Fund may:


1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities (other than short-term securities) while borrowings exceed 5% of net assets;

2. Only own real estate acquired as the result of owning securities, the value of such real estate may not exceed 5% of total assets;

3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

4. Underwrite securities issued by others only when disposing of portfolio securities;

5. Make loans (i) through lending of securities not exceeding 30% of total assets, (ii)
                                     29
      through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and
      (iii) through repurchase agreements;

6.    Not concentrate more than 25% of its total assets in any single industry;
      and

7. Not purchase any security issued by another investment company if immediately after such purchase the Fund would own in the aggregate (i) more than 3% of the total outstanding voting securities of such other investment company, (ii) securities issued by such other investment company having an aggregate value in excess of 5% of the Fund's total assets, or (iii) securities issued by investment companies having an aggregate value in excess of 10% of the Fund's total assets.


           Fundamental Investment Policies of International Horizons Fund


1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets, however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

2. Only own real estate acquired as the result of owning securities; and not more than 5% of total assets;

3.         Invest up to 10% of its net assets in illiquid assets;

4. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts does not exceed 5% of its total assets;

5. Underwrite securities issued by others only when disposing of portfolio securities;

6. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and

7. Not concentrate more than 25% of its total assets in any one industry.

                               EXHIBIT C
        MANAGEMENT'S DISCUSSION OF INVESTMENT AND PERFORMANCE OF
          COLONIAL INTERNATIONAL FUND FOR GROWTH AND COLONIAL
                      INTERNATIONAL HORIZONS FUND

         COLONIAL INTERNATIONAL FUND FOR GROWTH HIGHLIGHTS
                  NOVEMBER 1, 1996 - OCTOBER 31, 1997

Portfolio Management Commentary: "We believe that investors are poised to shift their attention to smaller and mid-sized company stocks. Those stocks are more attractively priced, have good earnings growth potential and strong operating characteristics. We believe that the Fund is well positioned to take advantage of this shift."

                           -- David Harris


              Colonial International Fund for Growth Performance

                                  Class A       Class B       Class C(1)

Inception dates                   12/1/93       12/1/93        7/1/94

Twelve-month distributions
declared per share                 $0.734        $0.645        $0.666

Twelve-month total returns,
assuming reinvestment of
all distributions and no
sales charge or contingent
deferred sales charge (CDSC)        3.61%         2.74%         2.63%

Net asset value per share on
10/31/97                            $9.88         $9.66         $9.68

Top Five Holdings(2)                       Top Five Countries(2)
(as of 10/31/97)                           (as of 10/31/97)

1. Promise Co., Ltd.    2.5%              1. Japan            20.4%
2. Telecom Italia       2.3%              2. United Kingdom    9.3%
3. British Gas Co.      2.1%              3. Germany           8.2%
4. Deutsche Bank AG     2.1%              4. France            7.9%
5. Merita Ltd. Class A  2.0%              5. Finland           7.9%

(1) On July 1, 1997, Class D shares were redesignated Class C shares.
(2) Holdings are shown as a percentage of total net assets. Countries are shown as a percentage of total investments. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these countries in the future.

                   PRESIDENT'S MESSAGE TO FUND SHAREHOLDERS

Throughout much of the 12 months ended October 31, 1997, international stock market performance was modest as international stocks lagged U.S. stocks. However, because many of the world's economies are less mature than the U.S. economy, stronger growth prospects provide international stocks with considerable opportunities for price gains.

Beginning in July, a currency crisis in Southeast Asia had a negative spillover effect on many stock markets worldwide. During the "sorting out" period, these events provided Colonial International Fund for Growth with an opportunity to purchase stocks offering good long-term growth potential at appealing prices.

In addition to providing attractive growth prospects, an international fund offers an opportunity to diversify your core portfolio. World stock markets do not tend to move in step with the domestic stock market, and many international markets have historically outperformed the U.S. market. We believe international stocks remain attractive.

The following report will provide you with specific information on your Fund's performance as well as an in-depth report from your portfolio manager. Thank you for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Harold W. Cogger
    Harold W. Cogger
    President
    December 10, 1997

Because market conditions change frequently, there can be no assurance that the trends described will continue.

                          PORTFOLIO MANAGEMENT REPORT

DAVID HARRIS is the portfolio manager of Colonial International Fund for Growth and is a vice president of Colonial Management Associates, Inc. He is also an investment management principal of a division of Stein Roe & Farnham, Inc.

International stocks offer diversification and value

Gains in international stock prices continued to be smaller than those for their U.S. counterparts for the thirteenth consecutive quarter, ended September 30, 1997, as U.S. stock market returns continued to exceed their long-term historical average. We do not believe that this trend is sustainable and expect that over time, investors will shift their attention to more attractively priced investments in international markets.

We remain committed to our value-oriented investment strategy. We continued to favor smaller companies that are not closely followed by the equity analyst community and that may be overlooked by many investors. These stocks have a tendency to be underpriced relative to their operating and/or financial strength. For example, we own Bucher Holding, a smaller Swiss company that manufactures a variety of food processing equipment and specialized industrial machinery, including a line of ski slope grooming equipment. This company has an extremely strong balance sheet with significant cash holdings that could be used to repurchase stock. While share buybacks are not currently allowed under Swiss law, pending reform could eliminate tax restrictions causing Bucher's share price to increase.

Emerging market stocks continue to meet our investment criteria

Our investment criteria remained value-oriented. In the past, Southeast Asia was a source of attractively priced stocks with long-term growth potential and strong financial and operating characteristics. Earlier in the year as valuations became less compelling, we reduced our positions in Southeast Asia. In our opinion, heightened investor enthusiasm had caused many of these stocks to shift from under- to over-valued. However, as the Southeast Asian currency crisis emerged during the last part of the period, dramatic reductions in share prices have made many of these stocks attractive once again, despite near-term economic uncertainty.

One such investment, Matahari, is the largest retailer in Indonesia. This company operates specialty department and grocery stores. We sold our shares early in the year when the stock reached its fair value price. However, as the Indonesian market declined, the stock price fell 75% from a high in March and we began to buy shares again in September. We believe that while Indonesia's economic environment is less favorable than it was, Matahari is well positioned to capitalize on economic growth when it resumes.

The Fund performed slightly behind the Index

During the 12-month period ended October 31, 1997, the MSCI EAFE Index posted a total return of 4.6% measured in U.S. dollars. Positive returns were concentrated in Europe, particularly in the largest capitalization companies. Colonial International Fund for Growth had a total return of 3.6%, for Class A shares at net asset value, slightly behind the Index. Returns were held back by the Fund's exposure outside of Europe. The Fund's strategy is to diversify across countries and industries to reduce risk and invest in rapidly growing economies. The Fund's Asian exposure has aided returns in the past because of the high economic growth in the region. We believe, in the long term, that Asia will recover and that the current slowdown is more than reflected in share prices. We also believe that the Fund's investments in smaller and mid-capitalization companies will add to returns in the future.

Investors with a long-term outlook

Our strategy focuses on buying shares of smaller, less well-known companies with good long-term growth potential. We have a strong understanding of their businesses and we purchase these companies at a price that suggests management can create shareholder value. Although we remain confident in the long-term value of this strategy, it hampered the Fund's performance during the period. However, we believe the strategy will reward the patient investor in the long term.

Colonial International Fund for Growth's Investment Performance vs. The Morgan
 Stanley Capital International EAFE (GDP) Index and The Morgan Stanley Capital
                  International EAFE Net Dividends (ND) Index
               Change in Value of $10,000 from 12/1/93 - 10/31/97

                                 Class A Shares
                              Based on NAV and POP

As of Date            NAV        POP        MSCI EAFE GDP        MSCI EAFE ND
Nov. 30, 93         10,000      9,425          10,000               10,000
Dec. 31, 93         10,530      9,925          10,703               10,722
Jan. 31, 94         10,990     10,358          11,522               11,629
Feb. 28, 94         10,670     10,056          11,459               11,596
Mar. 31, 94         10,040      9,463          11,294               11,097
Apr. 30, 94         10,270      9,679          11,865               11,568
May  31, 94         10,270      9,679          11,592               11,501
June 30, 94         10,060      9,481          11,587               11,664
July 31, 94         10,350      9,755          11,856               11,776
Aug. 31, 94         10,690     10,075          12,057               12,055
Sep. 30, 94         10,350      9,755          11,633               11,675
Oct. 31, 94         10,370      9,774          11,987               12,064
Nov. 30, 94          9,900      9,331          11,452               11,484
Dec. 31, 94          9,730      9,171          11,539               11,556
Jan. 31, 95          9,100      8,577          11,244               11,112
Feb. 28, 95          8,950      8,435          11,231               11,080
Mar. 31, 95          9,010      8,492          11,740               11,771
Apr. 30, 95          9,240      8,709          12,264               12,214
May  31, 95          9,290      8,756          12,146               12,068
June 30, 95          9,220      8,690          12,010               11,857
July 31, 95          9,770      9,208          12,795               12,595
Aug. 31, 95          9,780      9,217          12,261               12,114
Sep. 30, 95          9,890      9,321          12,406               12,351
Oct. 31, 95          9,760      9,199          12,047               12,019
Nov. 30, 95          9,850      9,284          12,301               12,354
Dec. 31, 95         10,100      9,519          12,827               12,851
Jan. 31, 96         10,070      9,491          12,990               12,904
Feb. 29, 96         10,040      9,462          13,029               12,948
Mar. 31, 96         10,260      9,670          13,202               13,223
Apr. 30, 96         10,730     10,122          13,613               13,607
May  31, 96         10,650     10,037          13,412               13,357
June 30, 96         10,730     10,113          13,517               13,432
July 31, 96         10,280      9,688          13,129               13,039
Aug. 31, 96         10,410      9,811          13,122               13,068
Sep. 30, 96         10,520      9,915          13,482               13,415
Oct. 31, 96         10,260      9,670          13,335               13,278
Nov. 30, 96         10,660     10,047          13,905               13,806
Dec. 31, 96         10,523      9,918          13,806               13,628
Jan. 31, 97         10,609      9,999          13,545               13,151
Feb. 28, 97         10,738     10,120          13,640               13,367
Mar. 31, 97         10,716     10,100          13,900               13,415
Apr. 30, 97         10,684     10,070          13,866               13,486
May  31, 97         11,502     10,841          14,588               14,364
June 30, 97         12,105     11,408          15,457               15,156
July 31, 97         12,148     11,449          15,797               15,401
Aug. 31, 97         11,254     10,607          14,664               14,251
Sep. 30, 97         11,685     11,013          15,606               15,049
Oct. 31, 97         10,631     10,020          14,453               13,892


                                 Class B Shares
                              Based on NAV and POP

As of Date            NAV        POP        MSCI EAFE GDP        MSCI EAFE ND
Nov. 30, 93         10,000     10,000          10,000               10,000
Dec. 31, 93         10,530     10,530          10,703               10,722
Jan. 31, 94         10,980     10,980          11,522               11,629
Feb. 28, 94         10,650     10,650          11,459               11,596
Mar. 31, 94         10,020     10,020          11,294               11,097
Apr. 30, 94         10,240     10,240          11,865               11,568
May  31, 94         10,230     10,230          11,592               11,501
June 30, 94         10,020     10,020          11,587               11,664
July 31, 94         10,290     10,290          11,856               11,776
Aug. 31, 94         10,630     10,630          12,057               12,055
Sep. 30, 94         10,280     10,280          11,633               11,675
Oct. 31, 94         10,300     10,300          11,987               12,064
Nov. 30, 94          9,830      9,830          11,452               11,484
Dec. 31, 94          9,650      9,650          11,539               11,556
Jan. 31, 95          9,020      9,020          11,244               11,112
Feb. 28, 95          8,860      8,860          11,231               11,080
Mar. 31, 95          8,920      8,920          11,740               11,771
Apr. 30, 95          9,140      9,140          12,264               12,214
May  31, 95          9,190      9,190          12,146               12,068
June 30, 95          9,120      9,120          12,010               11,857
July 31, 95          9,650      9,650          12,795               12,595
Aug. 31, 95          9,650      9,650          12,261               12,114
Sep. 30, 95          9,760      9,760          12,406               12,351
Oct. 31, 95          9,620      9,620          12,047               12,019
Nov. 30, 95          9,710      9,710          12,301               12,354
Dec. 31, 95          9,940      9,940          12,827               12,851
Jan. 31, 96          9,900      9,900          12,990               12,904
Feb. 29, 96          9,870      9,870          13,029               12,948
Mar. 31, 96         10,080     10,080          13,202               13,223
Apr. 30, 96         10,540     10,540          13,613               13,607
May  31, 96         10,450     10,450          13,412               13,357
June 30, 96         10,520     10,520          13,517               13,432
July 31, 96         10,080     10,080          13,129               13,039
Aug. 31, 96         10,200     10,200          13,122               13,068
Sep. 30, 96         10,300     10,300          13,482               13,415
Oct. 31, 96         10,040     10,040          13,335               13,278
Nov. 30, 96         10,430     10,430          13,905               13,806
Dec. 31, 96         10,283     10,283          13,806               13,628
Jan. 31, 97         10,369     10,369          13,545               13,151
Feb. 28, 97         10,486     10,486          13,640               13,367
Mar. 31, 97         10,454     10,454          13,900               13,415
Apr. 30, 97         10,411     10,411          13,866               13,486
May  31, 97         11,201     10,201          14,588               14,364
June 30, 97         11,768     11,768          15,457               15,156
July 31, 97         11,810     11,810          15,797               15,401
Aug. 31, 97         10,934     10,935          14,664               14,251
Sep. 30, 97         11,351     11,351          15,606               15,049
Oct. 31, 97         10,315     10,026          14,453               13,892

A $10,000 investment in Class C shares made on July 1, 1994 (inception), at net asset value (NAV) would have been valued at $10,294 on October 31, 1997. The Fund's performance has been compared to the Morgan Stanley Capital International EAFE (GDP) Index in the past. Going forward, we believe it is more appropriate to compare the Fund to the Morgan Stanley Capital International EAFE ND Index, which is more widely recognized and tracks the performance of international stocks by market capitalization, rather than by gross domestic product. Both Morgan Stanley Indexes are unmanaged and unlike mutual funds, indexes do not incur fees or charges and it is not possible to invest in indexes.

                                       34

                         Average Annual Total Returns
                    As of 9/30/97 (most recent quarter end)

--------------------------------------------------------------------------

                          Class A              Class B               Class C(1)
Inception                 12/1/93              12/1/93               7/1/94
                     NAV         POP        NAV      w/CDSC       NAV    POP w/CDSC
-----------------------------------------------------------------------------------
1 year              11.08%      4.69%      10.21%     5.21%      10.08%     9.08%
-----------------------------------------------------------------------------------
Since inception      4.14       2.55        3.36      2.64        3.90      3.90
-----------------------------------------------------------------------------------

(1) On July 1, 1997, Class D shares were redesignated Class C shares.

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Public offering price (POP) returns include the maximum sales charges of 5.75% for Class A shares. The CDSC returns reflect the maximum charges of 5% for one year and 3% since inception for Class B shares and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                COLONIAL INTERNATIONAL HORIZONS FUND HIGHLIGHTS
                     November 1, 1996 - October 31, 1997

PORTFOLIO MANAGER COMMENTARY: "We continued to emphasize commodity-oriented natural resource stocks that help shelter shareholders from inflation. This emphasis also served to reduce the effect of world stock market volatility on the Fund." -- Gita Rao

               COLONIAL INTERNATIONAL HORIZONS FUND PERFORMANCE

                                           CLASS A       CLASS B       CLASS C

Inception dates                             6/8/92        6/8/92        8/1/97

12-month distributions declared per share   $1.454        $1.424            --
12-month total returns, assuming
reinvestment of all distributions
and no sales charge or contingent
deferred sales charge (CDSC)                17.87%         16.98%    (4.34)(1)%

Net asset values per share on 10/31/97      $15.26        $15.07        $15.22

TOP FIVE HOLDINGS(2)                        TOP FIVE COUNTRIES(2)
(as of 10/31/97)                            (as of 10/31/97)

1. Chauvco Resources Ltd     2.6%            1. Canada           13.9%
2. Baan Co., N.V             2.4%            2. United Kingdom   12.6%
3. ENSCO International, Inc  2.2%            3. Japan            10.5%
4. Amerada Hess Corp         2.1%            4. United States    10.0%
5. Imi PLC                   2.0%            5. Germany           5.8%

(1) Class C share total returns are cumulative since inception on August 1, 1997.
(2) Country and holdings breakdowns are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these countries and sectors in the future.

                   PRESIDENT'S MESSAGE TO FUND SHAREHOLDERS

This report reflects on the investment environment for the 12 months ended October 31, 1997 and on the performance of your Fund.

International stock markets were generally strong during much of the period, although returns generated by the U.S. stock market continued to exceed those available
                                       36
elsewhere. The Fund's investment in stocks of established non-U.S. companies offered shareholders a way to participate in other attractive industries and in the global economy. Less mature world economies often offer higher growth prospects, providing select international stocks with considerable potential for price gains.

The Fund's core natural resource holdings continued to benefit from worldwide economic development as increased demand for natural resources continued, particularly in Europe where much of the portfolio is invested. While natural resource stocks experienced price gains during the period, a currency crisis in Southeast Asia during the final months had a negative spillover effect on many stock markets worldwide. During the "sorting out" period, the Fund's emphasis on commodity-oriented stocks served to shield investors from much of the volatility experienced in these markets.

In addition to providing attractive growth prospects, an international fund offers an opportunity to diversify your core portfolio. World stock markets do not tend to move in step with the domestic stock market, and many international markets have historically outperformed the U.S. market. We believe that looking ahead, long-term growth prospects remain attractive.

The following report will provide you with specific information on your Fund's performance as well as an in-depth report from your portfolio manager. Thank you for giving us the opportunity to serve your investment needs.

Respectfully,



Harold W. Cogger

Harold W. Cogger
President
December 10, 1997

Because market conditions change frequently, there can be no assurance that the trends described will continue.

                          PORTFOLIO MANAGEMENT REPORT

GITA RAO is portfolio manager of Colonial International Horizons Fund, formerly Colonial Global Natural Resources Fund. She is a vice president of Colonial Management Associates, Inc. NICOLAS GHAJAR is an associate portfolio manager for the Fund.

INCREASED INVESTMENT FLEXIBILITY BENEFITED SHAREHOLDERS

The Fund's shift from a global natural resources fund to a more diversified international portfolio resulted in enhanced total return opportunities during the period. The Fund's core natural resource stock component continued to help protect investors from inflation. Diversified worldwide investments in industrial and consumer-oriented stocks increased the portfolio's country and sector diversification, providing shareholders with additional opportunities to participate in global expansion. During the last part of the period there were large swings in stock prices worldwide as a result of the Southeast Asian currency crisis. The impact of this event on the Fund's portfolio was reduced by its strategy of broad diversification and its investments in commodity-oriented stocks that are less sensitive to currency and interest rate movements.

FUND'S RESTRUCTURING COMPLETED

The shift from a global to an international fund required that we limit the portfolio's holdings in U.S. stocks to 35% or less of Fund assets. By October 31, we had reduced our U.S. stock positions to less than 10% of net assets from 62% at the beginning of the period. We rebalanced our core portfolio of natural resource stocks by selling non-natural resource holdings. We also tried to match gains and losses to limit capital gains taxes.

NEW INVESTMENTS PROVIDE ADDITIONAL COUNTRY AND SECTOR
DIVERSIFICATION

As we reduced our U.S. positions, we reinvested the assets in international stocks that offered investors a way to participate in worldwide growth trends. For the most part, we purchased diversified, commodity-oriented stocks in Japan, France and the United Kingdom, all countries that were previously underrepresented in the portfolio. We also purchased certain consumer-oriented stocks, such as Parmalat, an Italian non-refrigerated milk bottler and Nestle, S.A., a Swiss diversified consumer products company with a large presence in high growth emerging markets. We continued to avoid sectors that are sensitive to interest rates and inflation, such as financial institutions and utilities.

ATTRACTIVE NATURAL RESOURCE VALUES FOUND WORLDWIDE

We continued to seek out value-priced stocks in the natural resource sector. The Fund enjoyed strong performance by Petroleum Geo-Services, a Norwegian oil services company that outperformed the local Norwegian industrial index by 43%. Attractive gains were also generated by Cemex, a geographically diversified Mexican construction company that is the world's third largest cement producer.

The Fund has some of its assets invested in precious metal stocks, including gold, which experienced price declines during the period. However, the portfolio's gold-related holdings have diversified operations, are hedged against gold price volatility and represent the world's lowest cost producers, all conditions that reduce the negative effect of gold price declines.

POSITIVE OUTLOOK CONTINUES

We expect that the portfolio's core natural resource component should continue to help protect shareholders against inflation while the Fund's increased investment flexibility should help protect shareholders against large swings in share prices. We believe commodity- oriented and basic industry companies should continue to do well as higher standards of living worldwide increase consumer demand.

         COLONIAL INTERNATIONAL HORIZONS FUND'S INVESTMENT PERFORMANCE
             VS. MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (GDP) &
                        THE STANDARD & POOR'S 500 INDEX

              Change in Value of $10,000 from 6/30/92 - 10/31/97


             [LINE CHART: Based on NAV and POP for Class A Shares]


         Label                 A             B               C             D
--------------------------------------------------------------------------------
Label    CIHFA                NAV           POP           S&P 500         MSCI
--------------------------------------------------------------------------------
    1
    2
    3    Jun 30, 92           10000           9425         10000         10000
    4    Jul 31, 92        10268.12       9677.706         10408          9646
    5    Aug 31, 92        10039.72       9462.438         10196         10126
    6    Sep 30, 92        10009.93       9434.359         10315          9754
    7    Oct 31, 92        9682.225       9125.497         10351          9358
    8    Nov 30, 92        9285.005       8751.117         10702          9404
    9    Dec 31, 92        9431.813       8889.483         10834          9402
   10    Jan 31, 93          9421.8       8880.046         10924          9511
   11    Feb 28, 93        9852.339       9285.829         11073          9844
   12    Mar 31, 93        10513.17       9908.659         11306         10516
   13    Apr 30, 93        11043.83       10408.81         11033         11485
   14    May 31, 93        11684.63       11012.77         11328         11664
   15    Jun 30, 93        11625.92       10957.43         11361         11462
   16    Jul 31, 93        12128.33       11430.96         11315         11807
   17    Aug 31, 93        12218.77       11516.19         11743         12673
   18    Sep 30, 93        11716.35       11042.66         11653         12407
   19    Oct 31, 93        12218.77       11516.19         11894         12748
   20    Nov 30, 93        11897.22       11213.13         11781         11732
   21    Dec 31, 93        12616.19       11890.76         11923         12558
   22    Jan 31, 94        13308.05       12542.83         12328         13518
   23    Feb 28, 94        12870.55       12130.49         11994         13444
   24    Mar 31, 94        12575.49        11852.4         11472         13251
   25    Apr 30, 94        12646.71       11919.53         11619         13920
   26    May 31, 94        12941.77       12197.62         11809         13601
   27    Jun 30, 94        12700.96       11970.66         11520         13594
   28    Jul 31, 94        13058.88       12307.99         11898         13910
   29    Aug 31, 94        13427.02       12654.97         12384         14146
   30    Sep 30, 94         13416.8       12645.33         12082         13648
   31    Oct 31, 94         13457.7       12683.88         12353         14063
   32    Nov 30, 94        12394.17       11681.51         11904         13437
   33    Dec 31, 94        12499.45       11780.73         12080         13538
   34    Jan 31, 95        11849.86       11168.49         12393         13192
   35    Feb 28, 95        12237.52       11533.86         12857         13177
   36    Mar 31, 95        12729.95       11997.98         13255         13773
   37    Apr 30, 95        13149.04       12392.97         13645         14389
   38    May 31, 95        13348.11        12580.6         14189         14250
   39    Jun 30, 95        13448.87       12675.56         14518         14091
   40    Jul 31, 95        13985.14          13181         14999         15012
   41    Aug 31, 95        13848.44       13052.16         15037         14385
   42    Sep 30, 95        13711.75       12923.32         15671         14556
   43    Oct 31, 95        13070.32       12318.78         15615         14134
   44    Nov 30, 95        13627.63       12844.04         16300         14432
   45    Dec 31, 95        14132.42        13319.8         16614         15049
   46    Jan 31, 96        14597.59       13758.23         17179         15240
   47    Feb 29, 96        14708.34       13862.62         17338         15286
   48    Mar 31, 96        15262.12       14384.55         17505         15489
   49    Apr 30, 96        15605.46       14708.15         17763         15971
   50    May 31, 96        15616.54       14718.59         18220         15735
   51    Jun 30, 96        15305.28       14425.23         18290         15859
   52    Jul 31, 96        14538.91       13702.92         17482         15403
   53    Aug 31, 96        15138.68       14268.21         17852         15395
   54    Sep 30, 96         15327.5       14446.16         18855         15818
   55    Oct 31, 96        15905.05       14990.51         19375         15645
   56    Nov 30, 96        16749.18        15786.1         20839         16313
   57    Dec 31, 96        17047.31       16067.09         20426         16197
   58    Jan 31, 97         17304.3        16309.3         21701         15892
   59    Feb 28, 97        16814.79       15847.94         21872         16003
   60    Mar 31, 97        16704.65       15744.13         20975         16308
   61    Apr 30, 97        16741.36       15778.73         22226         16268
   62    May 31, 97         18014.1       16978.29         23584         17115
   63    Jun 30, 97         18674.2       17600.44         24633         18134
   64    Jul 31, 97        19546.48       18422.56         26592         18534
   65    Aug 31, 97        18661.92       17588.86         25104         17204
   66    Sep 30, 97        19951.91       18804.68         26478         18309
   67    Oct 31, 97        18747.92       17669.91         25595         16956

         [LINE CHART: Based on NAV and Maximum CDSC for Class B Shares]


           Label          A              B              C                D
--------------------------------------------------------------------------------
Label                  S&P 500         NAV           w/CDSC            MSCI
--------------------------------------------------------------------------------
    1
    2                                  NAV           w/CDSC
    3   Jun 30, 92      10000          10000            10000         10000
    4   Jul 31, 92      10408       10268.39         10268.39          9646
    5   Aug 31, 92      10196       10029.82         10029.82         10126
    6   Sep 30, 92      10315          10000            10000          9754
    7   Oct 31, 92      10351       9662.028         9662.028          9358
    8   Nov 30, 92      10702       9254.474         9254.474          9404
    9   Dec 31, 92      10834       9397.543         9397.543          9402
   10   Jan 31, 93      10924       9377.591         9377.591          9511
   11   Feb 28, 93      11073       9806.565         9806.565          9844
   12   Mar 31, 93      11306       10464.99         10464.99         10516
   13   Apr 30, 93      11033       10973.78         10973.78         11485
   14   May 31, 93      11328       11602.27         11602.27         11664
   15   Jun 30, 93      11361       11547.88         11547.88         11462
   16   Jul 31, 93      11315       12036.95         12036.95         11807
   17   Aug 31, 93      11743       12116.79         12116.79         12673
   18   Sep 30, 93      11653       11617.75         11617.75         12407
   19   Oct 31, 93      11894       12106.81         12106.81         12748
   20   Nov 30, 93      11781       11777.44         11777.44         11732
   21   Dec 31, 93      11932       12478.89         12478.89         12558
   22   Jan 31, 94      12328       13163.77         13163.77         13518
   23   Feb 28, 94      11994       12720.62         12720.62         13444
   24   Mar 31, 94      11472       12418.46         12418.46         13251
   25   Apr 30, 94      11619       12478.89         12478.89         13920
   26   May 31, 94      11809       12770.98         12770.98         13601
   27   Jun 30, 94      11520       12513.38         12513.38         13594
   28   Jul 31, 94      11898       12856.48         12856.48         13910
   29   Aug 31, 94      12384       13219.78         13219.78         14146
   30   Sep 30, 94      12082       13209.68         13209.68         13648
   31   Oct 31, 94      12353       13229.87         13229.87         14063
   32   Nov 30, 94      11904       12180.36         12180.36         13437
   33   Dec 31, 94      12080       12273.94         12273.94         13538
   34   Jan 31, 95      12393       11624.69         11624.69         13192
   35   Feb 28, 95      12875          12006            12006         13177
   36   Mar 31, 95      13255       12480.05         12480.05         13773
   37   Apr 30, 95      13645       12881.97         12881.97         14389
   38   May 31, 95      14189       13067.47         13067.47         14250
   39   Jun 30, 95      14518       13160.22         13160.22         14091
   40   Jul 31, 95      14999        13675.5          13675.5         15012
   41   Aug 31, 95      15037       13531.22         13531.22         14385
   42   Sep 30, 95      15671       13397.25         13397.25         14556
   43   Oct 31, 95      15615        12758.3          12758.3         14134
   44   Nov 30, 95      16300       13283.89         13283.89         14432
   45   Dec 31, 95      16614       13772.34         13772.34         15049
   46   Jan 31, 96      17179       14226.73         14226.73         15240
   47   Feb 29, 96      17338       14313.28         14313.28         15286
   48   Mar 31, 96      17505        14843.4          14843.4         15489
   49   Apr 30, 96      17763       15178.78         15178.78         15971
   50   May 31, 96      18220       15167.96         15167.96         15735
   51   Jun 30, 96      18290       14858.15         14858.15         15859
   52   Jul 31, 96      17482       14111.45         14111.45         15403
   53   Aug 31, 96      17852       14674.18         14674.18         15395
   54   Sep 30, 96      18855       14858.15         14858.15         15818
   55   Oct 31, 96      19375       15399.23         15399.23         15645
   56   Nov 30, 96      20839       16210.86         16210.86         16313
   57   Dec 31, 96      20426       16477.47         16477.47         16197
   58   Jan 31, 97      21701       16727.85         16727.85         15892
   59   Feb 28, 97      21872       16250.93         16250.93         16003
   60   Mar 31, 97      20975       16131.71         16131.71         16308
   61   Apr 30, 97      22226       16143.63         16143.63         16268
   62   May 31, 97      23584       17371.69         17371.69         17115
   63   Jun 30, 97      24633       17990.57         17990.57         18134
   64   Jul 31, 97      26592       18827.34         18827.34         18534
   65   Aug 31, 97      25104       17966.67         17966.67         17204
   66   Sep 30, 97      26478       19185.96         19185.96         18309
   67   Oct 31, 97      25595       18014.48         17914.48         16956



A $10,000 investment in Class C shares made on August 1, 1997 (inception), at Net asset value (NAV) would have been valued at $9,566 on October 31, 1997. The same investment after deducting the applicable contingent deferred sales charge
(CDSC) would have been valued at $9,470. The Fund's performance has been compared to the Standard & Poor's 500 Index (S&P 500) in the past. Now that the Fund has an international focus, it is more appropriate to compare it to the Morgan Stanley Capital International EAFE (GDP) Index, a broad-based international index. The Morgan Stanley Capital International EAFE (GDP) Index is an unmanaged index that tracks the performance of international stocks. The S&P 500 Index is an unmanaged index that tracks the performance of the U.S. stock market. Unlike mutual funds, an index does not incur fees or charges and it is not possible to invest in an index.

                         AVERAGE ANNUAL TOTAL RETURNS
                    As of 9/30/97 (most recent quarter end)

--------------------------------------------------------------------------------
                CLASS A SHARES       CLASS B SHARES        CLASS C SHARES(1)
INCEPT              6/8/92                6/8/92                8/1/97
                 NAV      POP          NAV     w/CDSC        NAV    w/CDSC
--------------------------------------------------------------------------------
1 YEAR          30.17%    22.69%      29.13%   24.13%        --       --
--------------------------------------------------------------------------------
5 YEARS         14.79     13.44       13.92    13.68         --       --
--------------------------------------------------------------------------------
SINCE
INCEPTION       14.02     12.76       13.16    13.05        1.95%    0.95%
--------------------------------------------------------------------------------

(1) Class C share total returns are cumulative since inception on August 1, 1997.

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. The CDSC returns reflect charges of 5% for one year, 2% for five years and 1% since inception for Class B shares and 1% since inception for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                      COLONIAL INTERNATIONAL HORIZONS FUND

                       Statement of Additional Information
                                   June 5, 1998


This Statement of Additional Information (SAI) is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of Colonial International Horizons Fund (CIHF) dated June 5, 1998 relating to the proposed combination of Colonial International Fund for Growth (CIFFG) and CIHF. This SAI should be read together with that Prospectus. SAIs for CIFFG and CIHF each dated February 27, 1998 and filed with the Securities and Exchange Commission, are herein incorporated by reference. Copies of the Prospectus and the SAIs are available without charge and may be obtained by writing to Liberty Financial Investments, Inc., One Financial Center, Boston, MA 02111-2621 or by calling (800) 426-3750.

This SAI consists of the information set forth herein and the following described documents, each of which is herein incorporated by reference:

      (1) The financial statements and Report of Independent Accountants of Colonial International Horizons Fund and Colonial International Fund for Growth included in each Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1997, previously filed on EDGAR, Accession Number 0000883163-98-000003 and 0000883163-98-000009,
           respectively.


      (2) The Statement of Additional Information of Colonial International Horizons Fund, dated February 27, 1998, previously filed on EDGAR, Accession Number 0000021847-98-000001.

The Pro Forma Combined Financial Statements prepared for the year ended October 31, 1997 begin on the next page.



XX-XXXXX-0698

            PRO FORMA INVESTMENT PORTFOLIO
    COLONIAL INTERNATIONAL FUND FOR GROWTH (CIFFG)
                         AND
     COLONIAL INTERNATIONAL HORIZONS FUND (CIHF)
              (UNAUDITED, IN THOUSANDS)
                   OCTOBER 31,1997

                                                                                                     Pro Forma        Pro Forma
                                                                     CIFFG             CIHF          Adjustment       Combined
--------------------------------------------------------------------------------  --------------------------------------------------

COMMON STOCKS - 96.4%                              COUNTRY   SHARES       VALUE   SHARES    VALUE                SHARES      VALUE
--------------------------------------------------------------------------------  ----------------              -------------------
AGRICULTURE, FORESTRY & FISHING - 0.1%
  Agricultural Services
  PT Chareon Pokphand Indonesia                      In         625    $     91                                     625   $     91
                                                                       ---------                                          ---------
--------------------------------------------------------------------------------  ----------------              -------------------
CONSTRUCTION - 2.4%
  Building Construction - 0.0%
  Property Perfect Public Co., Ltd. (a)              Th         410          26                                     410         26
                                                                       ---------                                          ---------

  Heavy Construction-Non Building Construction - 1.8%
  Compagnie Generale des Eaux                        Fr          10       1,111                                      10      1,111
  Kaneshita Construction                             Ja          59         395                                      59        395
  Koninklijke Boskalis Westminster NV                Ne                               29    $ 484                    29        484
  Sino Thai Engineering & Construction
   Public Co., Ltd. (a)                              Th         114          92                                     114         92
  Stork N.V.                                         Ne                                9      392                     9        392
                                                                       ---------           -------                        ---------
                                                                          1,598               876                            2,474
                                                                       ---------           -------                        ---------
  Special Trade Contractors - 0.6%
  Kinden Corp.                                       Ja                               70      861                    70        861
                                                                                           -------                        ---------

--------------------------------------------------------------------------------  ----------------              -------------------
FINANCE, INSURANCE & REAL ESTATE - 16.1%
  Depository Institutions - 9.3%
  Allied Irish Bank                                  UK                               60      504                    60        504
  Banca Nazionale Del Lavoro                         It                               44      539                    44        539
  Banco Latinoamericano
   de Exportaciones SA                               Pt          26       1,050                                      26      1,050
  Banco Popolare di Milano                           It         215       1,185                                     215      1,185
  Banque Nationale de Paris (a)                      Fr          35       1,523                                      35      1,523
  Cie Financiere De Paribas                          Fr                                7      508                     7        508
  Corporacion Bancaria De Espana Sa                  Sp                                9      493                     9        493
  Deutsche Bank AG                                   G           25       1,615                                      25      1,615
  Generale de Banque SA                              Be           2         796                                       2        796
  Generale de Banque VVPR STRIP (a)                  Be         (b)         (b)                                     (b)        (b)
  HSBC Holdings PLC                                  HK          28         634                                      28        634
  Kookmin Bank (a)                                   Ko           1           5                                       1          5
  Korea Exchange Bank                                Ko         175         803                                     175        803
  Merita Ltd. Class A (a)                            Fi         324       1,582      112      548                   436      2,130
  Siam Commercial Bank                               Th         110         211                                     110        211
  Unidanamark A/S (a)                                De                                8      533                     8        533
  Westpac Banking Corp.                              Au                               88      511                    88        511
                                                                       ---------           -------                        ---------
                                                                          9,404             3,636                           13,040
                                                                       ---------           -------                        ---------

  Financial Services - 0.5%
  Industrial Finance Corp. of Thailand               Th         389         323                                     389        323
  PT Putra Surya Multidana (a)                       In         945         325                                     945        325
                                                                       ---------                                          ---------
                                                                            648                                                648
                                                                       ---------                                          ---------

  Holding Companies - 1.1%
  Fortis Amev NV                                     Ne          40       1,560                                      40      1,560
                                                                       ---------                                          ---------

  Insurance Carriers - 0.7%



  Reinsurance Australia Corp.                        Au         368         949                                     368        949
                                                                       ---------                                          ---------


  Investment Companies - 1.4%
  Fleming Russia Securities Fund (a)                 Ru          25         544                                      25        544
  Japan OTC Equity Fund, Inc. (a)                    Ja           1         351                                       1        351
  World Equity Benchmark Share - Japan               Ja          89       1,001                                      89      1,001
                                                                       ---------                                          ---------
                                                                          1,896                                              1,896
                                                                       ---------                                          ---------

  Nondepository Credit Institutions - 1.4%
  Promise Co., Ltd.                                  Ja          33       1,943                                      33      1,943
                                                                       ---------                                          ---------

  Real Estate - 1.3%
  Bandar Raya Developments                           Ma                               86       37                    86         37
  Diligentia AB (a)                                  Sw          98       1,326                                      98      1,326
  IOI Properties Berhad                              Ma         176         139                                     176        139
  Kawasan Industri Jababeka                          In         823         343                                     823        343
                                                                       ---------           -------                        ---------
                                                                          1,808                37                            1,845
                                                                       ---------           -------                        ---------

  Security Brokers & Dealers - 0.4%
  Kokusai Securities                                 Ja          80         579                                      80        579
                                                                       ---------                                          ---------
--------------------------------------------------------------------------------  ----------------              -------------------
MANUFACTURING - 44.7%
  Apparel - 0.5%
  Tokyo Style                                        Ja          66         697                                      66        697
                                                                       ---------                                          ---------

  Chemicals & Allied Products - 9.8%
  BASF AG                                            G                                19      644                    19        644
  DSM NV                                             Ne                                8      685                     8        685
  E.I. Dupont de Nemours & Co.                                                        16      921                    16        921
  Henkel KGAA Vorzug                                 G           25       1,293                                      25      1,293
  Indian Petrochemicals Corp., Ltd.                  In          54         443                                      54        443
  Kao Corp.                                          Ja                               49      685                    49        685
  Kemira Oy                                          Fi          79         800       54      549                   133      1,349
  Medeva PLC                                         UK                              270      929                   270        929
  Norsk Hydro A/S                                    No          25       1,371       15      844                    40      2,215
  PT Evershine Textile Industry                      In       1,442         230                                   1,442        230
  Rhone Poulenc, Class A                             Fr                               29    1,249                    29      1,249
  SmithKline Beecham PLC (a)                         UK         150       1,419                                     150      1,419
  Yamanouchi Pharmaceutical Co.                      Ja                               40      985                    40        985
  Zeneca Group PLC                                   UK                               21      661                    21        661
                                                                       ---------           -------                        ---------
                                                                          5,556             8,152                           13,708
                                                                       ---------           -------                        ---------

  Communications Equipment - 4.0%
  Ericsson (LM), Tel-Sp ADR                          Sw                               28    1,231                    28      1,231
  Koor Industries Ltd. ADR                           Is          23         492                                      23        492
  LG Electronics                                     Ko          41         552                                      41        552
  Matsushita Electric Industrial Co.                 Ja          82       1,377       25      420                   107      1,797
  Siemens Ag                                         G                                17    1,042                    17      1,042
  Sony Corp.                                         Ja                                6      498                     6        498
                                                                       ---------           -------                        ---------
                                                                          2,421             3,191                            5,612
                                                                       ---------           -------                        ---------

  Electronic Components - 2.1%
  Alcatel Alsthom                                    Fr          10       1,235                                      10      1,235
  Murata Manufacturing Co., Ltd.                     Ja          31       1,248                                      31      1,248
  Samsung Electronics GDS (a)                        Ko           3          67                                       3         67
  Samsung Electronics Old Preferred GDS              Ko          42         422                                      42        422
                                                                       ---------                                          ---------
                                                                          2,972                                              2,972
                                                                       ---------                                          ---------
  Fabricated Metal - 0.3%
  Usinor Sacilor                                     Fr                               27      444                    27        444
                                                                                           -------                        ---------

  Food & Kindred Products - 2.6%
  Eridania Beghin-Say SA                             Fr                                3      473                     3        473
  Nestle AG                                          Sz                                1    1,093                     1      1,093
  Parmalat Finanziara SPA                            It                              288      400                   288        400
  Perdigao SA Comercio e Industria (a)               Br     245,000         433                                 245,000        433
  Unigate PLC                                        UK                               56      542                    56        542
  Yakult Honsha Co., Ltd.                            Ja                               57      473                    57        473
  Vitasoy International Holdings Ltd.                HK         567         206                                     567        206
                                                                       ---------           -------                        ---------
                                                                            639             2,981                            3,620
                                                                       ---------           -------                        ---------

  Household Appliances - 0.5%
  Moulinex (a)                                       Fr          30         684                                      30        684
                                                                       ---------                                          ---------

  Lumber & Wood Products - 0.4%
  Donohue, Inc., Class A                             Ca                               25      508                    25        508
                                                                                           -------                        ---------

  Machinery & Computer Equipment - 4.6%
  AGIV AG                                            G           46         968                                      46        968
  Bucher Holding                                     Sz           1         803                                       1        803
  Canon, Inc.                                        Ja          51       1,238                                      51      1,238
  Fujitsu Ltd.                                       Ja                               41      450                    41        450
  Hitachi Ltd.                                       Ja         130       1,000                                     130      1,000
  Mannesmann AG                                      G            3       1,283                                       3      1,283
  Mori Seiki                                         Ja          67         758                                      67        758
                                                                       ---------           -------                        ---------
                                                                          6,050               450                            6,500
                                                                       ---------           -------                        ---------

  Paper Products - 2.9%
  Abitibit-Price, Inc.                               Ca                               36      510                    36        510
  Enso-Gutzeit Oy                                    Fi         136       1,284                                     136      1,284
  Metro Pacific Corp.                                Ph       5,885         393                                   5,885        393
  Metsa-Serla Oy                                     Fi         174       1,532                                     174      1,532
  Mo Och Domsjo AB, Class B (a)                      Sw                               14      376                    14        376
                                                                       ---------           -------                        ---------
                                                                          3,209               886                            4,095
                                                                       ---------           -------                        ---------

  Petroleum Refining - 7.5%
  Amerada Hess Corp.                                                                  21    1,296                    21      1,296
  Atlantic Richfield Co.                                                               8      683                     8        683
  British Petroleum Co., PLC, ADR                    UK                                7      641                     7        641
  Chevron Corp.                                                                        7      589                     7        589
  Mobil Corp.                                                                          8      612                     8        612
  Neste Oy                                           Fi          36         903                                      36        903
  Omv Handels AG                                     Aus                               6      800                     6        800
  Phillips Petroleum Co.                                                               8      391                     8        391
  Repsol SA                                          Sp                               24      990                    24        990
  Repsol SA, ADS                                     Sp                               19      795                    19        795
  Shell Canada Ltd.                                  Ca                               35      704                    35        704
  YPF Sociedad Anonima ADR                           Ar          43       1,389                                      43      1,389
  Yukong Ltd. (a)                                    Ko          57         761                                      57        761
                                                                       ---------           -------                        ---------
                                                                          3,053             7,501                           10,554
                                                                       ---------           -------                        ---------

  Primary Metal - 3.9%
  Acerinox SA                                        Sp                                3      424                     3        424
  Alfa SA                                            Mx                              140    1,018                   140      1,018
  Avesta Sheffield (a)                               Sw         137       1,022                                     137      1,022
  Imi PLC                                            UK                              190    1,261                   190      1,261
  Km Europa Metal AG  (a)                            G                                 3      264                     3        264



  Ssab Svenskt Stal AB                               Sw          67       1,109                                      67      1,109
  TransTec PLC                                       UK         233         410                                     233        410
                                                                       ---------           -------                        ---------
                                                                          2,541             2,967                            5,508
                                                                       ---------           -------                        ---------

  Primary Smelting - 0.1%
  Capral Aluminum Ltd.  (a)                          Au                               73      174                    73        174
                                                                                           -------                        ---------

  Rubber & Plastic - 1.0%
  Continental AG                                     G                                40      941                    40        941
  Michelin Class B                                   Fr                                9      480                     9        480
                                                                                           -------                        ---------
                                                                                            1,421                            1,421
                                                                                           -------                        ---------

  Stone, Clay, Glass & Concrete - 2.6%
  Cemex, SA                                          Mx                              262    1,038                   262      1,038
  Companion Building Materials, Ltd.                 HK       6,720         239                                   6,720        239
  Freidrich Grohe AG                                 G            4       1,180                                       4      1,180
  Holderbank Financiere Glaris AG                    Sz                                1      664                     1        664
  N.V. Koninklijke Sphinx Gustavsberg                Ne          50         490                                      50        490
                                                                       ---------           -------                        ---------
                                                                          1,909             1,702                            3,611
                                                                       ---------           -------                        ---------

  Textile Mill Products - 0.0%
  Empresa Nacional de Credito (a)(c)                 Br       1,100         (b)                                   1,100        (b)
                                                                       ---------                                          ---------

  Tobacco Products - 0.8%
  B.A.T. Industries PLC                              UK                               59      515                    59        515
  Hanson PLC                                         UK                              106      544                   106        544
                                                                                           -------                        ---------
                                                                                            1,059                            1,059
                                                                                           -------                        ---------

  Transportation Equipment - 1.1%
  Suzuki Motor Co., Ltd.                             Ja          83         883                                      83        883
  Volkswagen AG                                      G                                 1      709                     1        709
                                                                       ---------           -------                        ---------
                                                                            883               709                            1,592
                                                                       ---------           -------                        ---------
--------------------------------------------------------------------------------  ----------------              -------------------
MINING & ENERGY - 11.4%
  Coal Mining - 0.3%
  Samchully Co.                                      Ko          15         465                                      15        465
                                                                       ---------                                          ---------

  Crude Petroleum & Natural Gas - 2.6%
  Compagnie Francaise de Petroleum
   Total  B                                          Fr          14       1,546                                      14      1,546
  Ranger Oil Ltd.                                                                     90      775                    90        775
  Saga Petroleum A/S                                 No          64       1,254                                      64      1,254
                                                                       ---------           -------                        ---------
                                                                          2,800               775                            3,575
                                                                       ---------           -------                        ---------

  Gold & Silver Mining - 1.0%
  Ashanti Goldfields Co., Ltd., GDS                  Gh                               10       96                    10         96
  Barrick Gold Corp.                                 Ca                               29      606                    29        606
  Placer Dome, Inc.                                  Ca                               26      408                    26        408
  Sons of Gwalia Ltd.                                Au                              136      360                   136        360
                                                                                           -------                        ---------
                                                                                            1,470                            1,470
                                                                                           -------                        ---------

  Metal Mining - 2.1%
  Acacia Resources Ltd. (a)                          Au                              130      129                   130        129
  Billiton PLC (a)                                   UK         160         463                                     160        463
  Elandsrand Gold Mining Co. Ltd.                    SA                               27       78                    27         78
  Franco-Nevada Mining Corp. Ltd                     Ca                               32      749                    32        749
  Freeport-McMoran Copper & Gold, Inc.                                                17      380                    17        380
  Prime Resource Group, Inc. (a)                     Ca                              100      665                   100        665
  Southern Peru Copper                               Pe          26         410                                      26        410
                                                                       ---------           -------                        ---------
                                                                            873             2,001                            2,874
                                                                       ---------           -------                        ---------

  Nonmetallic, Except Fuels - 0.7%
  De Beers Consolidated Mines Ltd., ADR (a)          SA                               16      381                    16        381
  Potash Corp. of Saskatchewan, Inc.                 Ca                                8      670                     8        670
                                                                                           -------                        ---------
                                                                                            1,051                            1,051
                                                                                           -------                        ---------

  Oil & Gas Extraction - 3.8%
  Chauvco Resources Ltd., Class A                    Ca                               73    1,589                    73      1,589
  Elf Gabon SA                                       Fr                                1      249                     1        249
  Ensco International, Inc.                                                           32    1,346                    32      1,346
  Petro-Canada                                       Ca                               48      967                    48        967
  Pioneer International Ltd.                         Au                              192      505                   192        505
  YPF SA, ADR                                        Ar                               22      697                    22        697
                                                                                           -------                        ---------
                                                                                            5,353                            5,353
                                                                                           -------                        ---------

  Oil & Gas Field Services - 0.9%
  Petroleum Geo-Services A/S   (a)                   No                               18    1,206                    18      1,206
                                                                                           -------                        ---------
--------------------------------------------------------------------------------  ----------------              -------------------
RETAIL TRADE - 4.1%
  Auto Dealers & Gas Stations - 1.3%
  Cowie Group                                        UK                               84      502                    84        502
  Inchcape PLC                                       UK         360       1,306                                     360      1,306
                                                                       ---------           -------                        ---------
                                                                          1,306               502                            1,808
                                                                       ---------           -------                        ---------

  Food Stores - 1.4%
  Izumiya Co., Ltd.                                  Ja                               58      477                    58        477
  Jusco Co., Ltd.                                    Ja          69       1,543                                      69      1,543
                                                                       ---------           -------                        ---------
                                                                          1,543               477                            2,020
                                                                       ---------           -------                        ---------

  General Merchandise Stores - 1.4%
  Globex Utilidades SA                               Br          46         490                                      46        490
  Ito-Yokado Co., Ltd.                               Ja          26       1,293                                      26      1,293
  PT Matahari Putra Prima                            In         817         159                                     817        159
                                                                       ---------                                          ---------
                                                                          1,942                                              1,942
                                                                       ---------                                          ---------
--------------------------------------------------------------------------------  ----------------              -------------------
SERVICES - 3.8%
  Business Services - 1.9%
  Baan Co., N.V.  (a)                                Ne                               21    1,485                    21      1,485
  Ing C. Olivetti & SPA (a)                          It       1,920       1,168                                   1,920      1,168
                                                                       ---------           -------                        ---------
                                                                          1,168             1,485                            2,653
                                                                       ---------           -------                        ---------

  Health Services - 1.9%
  Biora AB ADR (a)                                   Sw          19         369                                      19        369
  Novartis                                           Sz           1       1,034        1    1,215                     2      2,249
                                                                       ---------           -------                        ---------
                                                                          1,403             1,215                            2,618
                                                                       ---------           -------                        ---------
--------------------------------------------------------------------------------  ----------------              -------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 11.6%
  Air Transportation - 1.1%
  Helikopter Service A/S                             No          78         967                                      78        967
  Swire Pacific Ltd., Series A                       HK                              110      588                   110        588
                                                                       ---------           -------                        ---------
                                                                            967               588                            1,555
                                                                       ---------           -------                        ---------

  Communications - 5.7%
  DDI Corp.                                          Ja         (b)         575                                     (b)        575
  Nippon Telegraph & Telephone Corp.                 Ja                                1    1,144                     1      1,144


  Portugal Telecom SA                                Pt          24         978                                      24        978
  Royal Koninklijke PTT Nederland NV                 Ne          28       1,055                                      28      1,055
  SK Telecom                                         Ko         (b)          43                                     (b)         43
  Telecom Argentina SA ADR                           Ar          27         685                                      27        685
  Telecom Italia                                     It         273       1,100                                     273      1,100
  Telecom Italia SPA                                 It         111         692                                     111        692
  Tele-Communications International, Inc. (a)        It          80       1,288                                      80      1,288
  Telecomunicacoes Brasileiras ADR                   Br           4         405                                       4        405
                                                                       ---------           -------                        ---------
                                                                          6,821             1,144                            7,965
                                                                       ---------           -------                        ---------

  Electric, Gas & Sanitary Services - 0.9%
  Hyder PLC                                          UK                               36      542                    36        542
  Wessex Water PLC                                   UK                               31      257                    31        257
  Westcoast Energy, Inc.                             Ca                               23      466                    23        466
                                                                                           -------                        ---------
                                                                                            1,265                            1,265
                                                                                           -------                        ---------

  Gas Services - 1.6%
  British Gas Co.                                    UK         388       1,675                                     388      1,675
  Centrica PLC (a)                                   UK         400         561                                     400        561
                                                                       ---------                                          ---------
                                                                          2,236                                              2,236
                                                                       ---------                                          ---------

  Motor Freight & Warehousing - 0.4%
  Seino Transportation                               Ja                               57      493                    57        493
                                                                                           -------                        ---------

  Sanitary Services - 0.6%
  Severn Trent Water PLC                             UK                               61      879                    61        879
                                                                                           -------                        ---------

  Transportation Services - 0.4%
  New World Infrastructure Ltd.  (a)                 HK                              265      525                   265        525
                                                                                           -------                        ---------

  Water Transportation - 0.9%
  Danzas Holding AG                                  Sz           3         570                                       3        570
  Hong Kong Ferry Holdings Co.                       HK         330         453                                     330        453
  Precious Shipping Public Co., Ltd.                 Th         224         173                                     224        173
                                                                       ---------                                          ---------
                                                                          1,196                                              1,196
                                                                       ---------                                          ---------
--------------------------------------------------------------------------------  ----------------              -------------------
WHOLESALE TRADE - 2.2%
  Durable Goods
  Brierley Investments Ltd.                          NZ       1,210         934                                   1,210        934
  Celsis International PLC (a)                       UK         324         529                                     324        529
  Powerscreen International PLC                      UK          71         828                                      71        828
  Yamazen Corp. (a)                                  Ja         312         843                                     312        843
                                                                       ---------                                          ---------
                                                                          3,134                                              3,134
                                                                       ---------                                          ---------

TOTAL COMMON STOCKS (cost of $130,504)                                   76,970            57,984                          134,954
                                                                       ---------           -------                        ---------
PREFERRED STOCKS - 0.0%
--------------------------------------------------------------------------------  ----------------              -------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES
  Electric, Gas & Sanitary Services
  Hyder PLC, 7.875% (cost of $41)                    UK                               30       57                    30         57
                                                                                           -------                        ---------

CORPORATE FIXED - INCOME
  BONDS & NOTES - 0.0%                           CURRENCY                           PAR                             PAR
--------------------------------------------------------------------------------  ----------------              -------------------
MANUFACTURING
  Lumber & Wood Products
  Donohue, Inc., Series B,
  (cost of $27)          8.000%        03/01/98      Ca                             $ 37       29                    37         29
                                                                                           -------                        ---------

RIGHTS - 0.1%
--------------------------------------------------------------------------------  ----------------              -------------------
RETAIL TRADE - 0.1%
  General Merchandise Stores


  PT Matahari Putra Prima
  (cost of $74)                                      In       1,634          91                                   1,634         91
                                                                       ---------                                          ---------
WARRANTS - 0.0%
--------------------------------------------------------------------------------  ----------------              -------------------
CONSTRUCTION
  Heavy Construction-Non Building Construction
  Compagnie Generale des Eaux (a)
  (cost of $0)                                       Fr           9           5                                       9          5
                                                                       ---------                                          ---------

TOTAL INVESTMENTS - 96.5% (cost of $130,646)                             77,066            58,070                          135,136
                                                                       ---------           -------                        ---------

SHORT-TERM OBLIGATIONS - 4.1%                                 PAR                  PAR                            PAR
--------------------------------------------------------------------------------  ----------------                ----   ----------
  Repurchase agreement with Greenwich Capital
  Markets, Inc., dated 10/31/97 due 11/03/97 at 5.625%,
  collateralized by U.S. Treasury notes with
  various maturities to 2016, market value $5,849
  (repurchase proceeds $5,699)                               $1,780       1,780   $3,916    3,916                $5,696      5,696
                                                                       ---------           -------                        ---------

OTHER ASSETS & LIABILITIES, NET- (0.6)%                                    (396)             (421)     (16)(d)                (833)
--------------------------------------------------------------------------------------------------  -------               ---------

NET ASSETS - 100%                                                       $78,450            61,565      (16)               $139,999
                                                                       ---------           -------  -------               ---------

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------
(a) Non-income producing.
(b) Rounds to less than one.
(c) Represents fair value as determined in good faith under the direction of the Trustees.
(d) Elimination of CIFFG Deferred organization costs.


      Acronym                                       Name
      -------                                       ----
        ADR                                 American Depositary Receipt
        GDS                                  Global Depositary Shares
       STRIP                           Separately Traded Receipt of Interest
                                                   and Principal

                 COLONIAL INTERNATIONAL FUND FOR GROWTH (CIFFG)
                                       AND
                   COLONIAL INTERNATIONAL HORIZONS FUND (CIHF)
                               PRO FORMA COMBINING
                             STATEMENT OF OPERATIONS
                                OCTOBER 31, 1997
                                   (UNAUDITED)


                                                 CIFFG                          CIHF                          COMBINED
                                      ---------------------------     -------------------------     -----------------------------

INVESTMENT INCOME
Dividends                              1,609,629           1.73%      1,140,515           1.77%      2,750,144              1.75%
Interest                                 134,389           0.14%        334,825           0.52%        469,214              0.30%
                                      -----------   -----------       ----------   -----------      -----------     ------------
                                       1,744,018           1.87%      1,475,340           2.29%      3,219,358              2.05%
EXPENSES
Management fee                          (837,775)         -0.90%       (482,974)         -0.75%     (1,320,749)            -0.84%
Transfer agent                          (232,223)         -0.25%       (160,789)         -0.25%       (393,012)            -0.25%
Transfer agent OOP                       (90,925)         -0.10%        (51,964)         -0.08%       (142,889)            -0.09%
Bookkeeping fee                          (42,247)         -0.05%        (32,039)         -0.05%        (74,286)            -0.05%
Trustees fee                             (14,654)         -0.02%        (13,445)         -0.02%        (28,099)            -0.02%
Custodian fee                           (133,476)         -0.14%        (28,751)         -0.04%       (162,227)            -0.10%
Audit fee                                (26,500)         -0.03%        (33,100)         -0.05%        (59,600)            -0.04%
Legal fee                                 (4,911)          0.00%         (6,950)         -0.01%        (11,861)            -0.01%
Registration fee                         (36,309)         -0.04%        (43,480)         -0.07%        (79,789)            -0.05%
Reports to shareholders                  (14,600)         -0.01%        (10,480)         -0.02%        (25,080)            -0.02%
Amortization of Deferred                 (15,648)         -0.02%         (8,316)         -0.01%        (23,964)            -0.02%
Other                                     (5,347)         -0.01%         (9,979)         -0.02%        (15,326)            -0.01%
                                      -----------   -----------       ----------   -----------      -----------     ------------
   Total operating expenses           (1,454,615)         -1.57%       (882,267)         -1.37%     (2,336,882)            -1.50%
                                      -----------   -----------       ----------   -----------      -----------     ------------
      Pre 12b-1 operating income         289,403           0.30%        593,073           0.92%        882,476              0.55%
 12b-1 fees:
   Service fee                          (232,288)         -0.25%       (162,769)         -0.25%       (395,057)            -0.25%
  Distribution fee - B                  (445,802)         -0.75%       (208,129)         -0.75%       (653,931)            -0.75%
  Distribution fee - C                    (7,001)         -0.75%           (196)         -0.(a)         (7,197)            -0.69%
                                      -----------   -----------       ----------   -----------      -----------     ------------
     Pre reimbursement income           (395,688)         -1.45%        221,979          -0.83%       (173,709)            -1.14%
                                      -----------   -----------       ----------   -----------      -----------     ------------
Reimbursement                             60,584           0.07%              -           0.00%         60,584              0.07%
                                      -----------   -----------       ----------   -----------      -----------     ------------
       Net Income                       (335,104)         -1.38%        221,979          -0.83%       (113,125)            -1.07%
                                      ===========   ===========       ==========   ===========      ===========     ============

Average Net Assets                                  $92,937,428                    $64,440,363                      $157,377,791
Average Net Assets - B                              $59,402,212                    $27,778,068                       $87,180,280
Average Net Assets - C                                 $932,543                       $104,272(b)                     $1,036,815

                                         ADJUST                   COMBINED                 CLASS A      CLASS B     CLASS C
                                         --------        ------------------------------  -----------   ---------   ---------

INVESTMENT INCOME
Dividends                                      -          2,750,144              1.75%        -               -         -
Interest                                       -            469,214              0.30%        -               -       777
                                         --------        -----------      ------------   ----------    ---------   ---------
                                               -          3,219,358              2.05%        -               -       777
EXPENSES
Management fee                           140,000(c)      (1,180,749)            -0.75%        -               -         -
Transfer agent                                             (393,012)            -0.25%        -               -      (652)
Transfer agent OOP                        70,000(d)         (72,889)            -0.05%        -         (31,937)        -
Bookkeeping fee                            3,000(e)         (71,286)            -0.05%        -               -         -
Trustees fee                               8,000(f)         (20,099)            -0.01%        -               -         -
Custodian fee                            100,000(g)         (62,227)            -0.04%        -               -         -
Audit fee                                 19,000(h)         (40,600)            -0.02%        -               -         -
Legal fee                                  3,000(i)          (8,861)            -0.01%   (4,963)              -         -
Registration fee                          30,000(j)         (49,789)            -0.03%        -         (21,815)        -
Reports to shareholders                   10,000(k)         (15,080)            -0.01%        -               -         -
Amortization of Deferred                  15,648(l)          (8,316)            -0.01%        -               -         -
Other                                          -            (15,326)            -0.01%        -              (1)        -
                                         --------        -----------      -------------  -----------   ---------   ---------
   Total operating expenses              398,648         (1,938,234)            -1.24%   (4,963)        (53,754)     (652)
                                         --------        -----------      -------------  -----------   ---------   ---------
      Pre 12b-1 operating income         398,648          1,281,124              0.81%   (4,963)        (53,754)      126
 12b-1 fees:
   Service fee                                             (395,057)            -0.25%        -               -         -
  Distribution fee - B                                     (653,931)            -0.75%        -        (653,931)        -
  Distribution fee - C                      (579)(m)         (7,776)            -0.75%        -               -    (7,776)
                                         --------        -----------      -------------  -----------   ---------   ---------
     Pre reimbursement income                  -            224,360             -0.94%   (4,963)       (707,684)   (7,650)
                                         --------        -----------      -------------  -----------   ---------   ---------
Reimbursement                            (60,584)(n)              -              0.00%        -               -         -
                                         --------        -----------      -------------  -----------   ---------   ---------
       Net Income                        337,485            224,360             -0.94%   (4,963)       (707,684)   (7,650)
                                         ========        ===========      =============  ===========   =========   =========

Average Net Assets                                                        $157,377,791
Average Net Assets - B                                                     $87,180,280
Average Net Assets - C                                                      $1,036,815

(a) Annualized.
(b) Class C shares were initially offered on August 1, 1997.
(c) Based on CIHF's management contract.
(d) Elimination of CIFFG TA OOP fee and adjustment for additional accounts in CIHF.
(e) Based on the Bookkeeping fee schedule.
(f) Elimination of CIFFG trustee fee and adjustment for new net assets.
(g) Decrease due to CIFFG elimination of custody bills. CIFFG had high trade volume therefore making custody fees high.
(h) Elimination of CIFFG audit.

                 COLONIAL INTERNATIONAL FUND FOR GROWTH (CIFFG)
                                       AND
                   COLONIAL INTERNATIONAL HORIZONS FUND (CIHF)
                               PRO FORMA COMBINING
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1997
                            (UNAUDITED, IN THOUSANDS)

                                                                             PRO-FORMA
                                    CIFFG           CIHF      COMBINED       ADJUSTMENT     PRO-FORMA
ASSETS
Investments at market            $ 77,066       $ 58,070    $ 135,136                      $ 135,136
Short-term obligations              1,780          3,916        5,696                          5,696
                                 ------------   ---------   ----------                     ----------
                                   78,846         61,986      140,832                        140,832

Receivable for:
  Investments sold                    176              -          176                            176
  Dividends                            97             53          150                            150
  Foreign tax reclaims                 56             16           72                             72
  Fund shares sold                     31             16           47                             47
  Interest                              -              1            1                              1
Deferred organization expenses         16              -           16         (16)(a)              -
Other                                   3             20           23                             23
                                 ------------   ---------   ----------      ------         ----------
    Total Assets                   79,225         62,092      141,317         (16)           141,301

LIABILITIES
Payable for:
  Investments purchased               340              -          340                            340
  Fund shares repurchased             375            506          881                            881
Payable to Adviser                     24              -           24                             24

Accrued:
  Deferred Trustees fees                2              1            3                              3
Other                                  34             20           54                             54
                                 ------------   ---------   ----------      ------         ----------
    Total Liabilities                 775            527        1,302                          1,302

NET ASSETS                       $ 78,450       $ 61,565    $ 140,015                       $ 139,999
                                 =========      ========    =========                      ==========

(a) Elimination of Deferred organization expenses.

                     COLONIAL INTERNATIONAL FUND FOR GROWTH
                                       AND
                      COLONIAL INTERNATIONAL HORIZONS FUND
                         PRO FORMA COMBINING SCHEDULE OF
                ACCUMULATED REALIZED AND UNREALIZED GAINS/LOSSES
                                OCTOBER 31, 1997
                                   (UNAUDITED)

                                                                                                                     % OF
                                                                                                                   COMBINED
                                      CIFFG          % OF NAV         CIHF          % OF NAV        COMBINED          NAV
                                   -------------    -----------   --------------   -----------    ------------   ------------
                                    (audited)                       (audited)
Net realized gain/(loss)*             7,175,190         9.15%       11,020,498       17.90%        18,195,688       13.00%

Net unrealized gain/(loss)           (3,414,733)        4.35%        7,894,169       12.82%         4,479,436        3.20%

                                   -------------    -----------   --------------   -----------    ------------   ------------
                                      3,760,457        13.50%       18,914,667       30.72%        22,675,124       16.20%
                                   =============    ===========   ==============   ===========    ============   ============


*There were no capital loss carryovers on either fund.

                                 CAPITALIZATION


The capitalization of CIFFG and CIHF, and the pro forma capitalization of CIHF after giving effect to the combination, are as follows:


                                OCTOBER 31, 1997
                                   (UNAUDITED)


                                                                               PRO FORMA          PRO FORMA
                              CIFFG                       CIHF                ADJUSTMENTS         COMBINED
                          ---------------            ---------------     -------------------   ---------------
                            (audited)                  (audited)
Net Assets                 $78,450,260                $61,564,721                (15,985)       $139,998,996

Shares Outstanding           8,057,963                  4,056,415                      -           9,222,595

Share Value                      $9.74                     $15.18                                    $15.18


Thus, based on October 31, 1997 values, each holder of a share of CIFFG with a net asset value of $9.74 would received .64112729234 shares of CIHF in the combination with an aggregate net asset value of $15.18.

Part C.  OTHER INFORMATION

Item 15. Indemnification

Article VIII of the Registrant's Agreement and Declaration of Trust, as amended, provides for indemnification of the Registrant's Trustees and officers. The effect of the relevant section of Article VIII of the Registrant's Agreement and Declaration of Trust, as amended, is to provide indemnification for each of the Registrant's Trustees and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such Trustee or officer may be involved by reason of being or having been a Trustee or officer, except with respect to any matter as to which such Trustee or officer shall have been adjudicated not to have acted in good faith in the reasonable belief that such Trustee's or officer's action was in the best interest of the Registrant, and except that no Trustee or officer shall be indemnified against any liability to the Registrant or its shareholders to which such Trustee or officer shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's or officer's office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Financial Statements and Exhibits

         1. Amendment No. 3 to the Agreement and Declaration of Trust (incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 97 to the Registration Statement of Colonial Trust III, Registration Nos. 811-881 and 2-15184, filed with the Commission on February 13, 1997)

         2. By-Laws (incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 97 to the Registration Statement of Colonial Trust III, Registration Nos. 811-881 and 2-15184, filed with the Commission on February 13, 1997)

         3.       Not applicable

         4. Agreement and Plan of Reorganization constitutes Exhibit A in Part A of this Registration Statement

         5.       Not applicable

         6. Form of Management Agreement (incorporated herein by reference to Exhibit 5 (b) to Post-Effective Amendment No. 96 to the Registration Statement of Colonial Trust III, Registration Nos. 2-15184 and 811-881, filed with the Commission on February 28, 1996)

         7. (a) Form of Distributor's Contract between Registrant and Liberty Financial Investments, Inc. (incorporated herein by reference to Exhibit 6 (a) to Post-Effective Amendment

                  No. 44 to the Registration Statement of Colonial Trust I, Registration Nos. 811-2214 and 2-41251, filed with the Commission on July 24, 1997)

             (b) Form of Selling Agreement with Liberty Financial Investments, Inc. (incorporated herein by reference to Exhibit 6 (b) to Post-Effective Amendment No. 10 to the Registration Statement of Colonial Trust VI, Registration Nos. 811-6529 and 33-45117, filed with the Commission on September 27, 1996)

             (c) Form of Bank and Bank Affiliated Selling Agreement (incorporated herein by reference to Exhibit 6 (c) to Post-Effective Amendment No. 10 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on September 27, 1996)

             (d) Form of Asset Retention Agreement (incorporated herein by reference to Exhibit 6. (d) to Post-Effective Amendment No. 10 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on September 27, 1996)

         8.       Not applicable

         9. (a) Form of Custody Agreement with Boston Safe Deposit and Trust Company (incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 10 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on September 27,
                  1996)

             (b) Amendment to Custody Agreement with Boston Safe Deposit and Trust Company (incorporated herein by reference to Exhibit 8
                  (a) to Post-Effective Amendment No. 10 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on September 27, 1996)

             (c) Custody Agreement with The Chase Manhattan Bank (incorporated herein by reference to Exhibit 8. to Post-Effective Amendment No. 13 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on October 24, 1997)

         10. Form of Distribution Plan adopted pursuant to Section 12b-1 of the Investment Company Act of 1940, incorporated by reference to the Distributor's Contract (Exhibit 7. (a))

         11. Opinion and Consent of Counsel as to Legality of the Securities Being Registered

         12. Opinion and Consent of Counsel Supporting Tax Matters and Consequences to Shareholders

         13.      Not applicable

         14.      Consent of Independent Accountants

         15.      Not applicable

         16. Powers of Attorney for: Robert J. Birnbaum, Tom Bleasdale, Lora S. Collins, James E. Grinnell, Richard W. Lowry, William E. Mayer, James L. Moody, Jr., John J. Neuhauser and Robert L. Sullivan (incorporated herein by reference to Exhibit 18 (a) to Post-Effective Amendment No. 99 of Colonial Trust III, File Nos. 2-15184 and 811-881 filed with the Commission on December 27, 1997)

         17. (a) Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended with Colonial Investors Service Center, Inc. and Colonial Management Associates, Inc. (incorporated herein by reference to Exhibit 9. (a) to Post-Effective Amendment No. 10 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on September 27,
                  1996)

             (b) Amendment No. 10 to Schedule A of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement dated October 1, 1997 (incorporated herein by reference to Exhibit
                  9. (a)(ii) to Post-Effective Amendment No. 13 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on October 24, 1997)

             (c) Amendment No. 15 to Appendix I of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended (incorporated herein by reference to Exhibit 9.
                  (a)(iii) to Post-Effective Amendment No. 13 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on October 24, 1997)

             (d)  Form of Proxy

--------------------------------------


Item 17. Undertakings

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                     NOTICE

A copy of the Agreement and Declaration of Trust of Colonial Trust III (Trust), as amended, is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by officers of the Trust as officers and by its Trustees as trustees and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of Colonial Trust III.

                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Boston and Commonwealth of Massachusetts, on the 6th day of May, 1998.

                               COLONIAL TRUST III



                               By:HAROLD W. COGGER
                                  ---------------------------------
                                  Harold W. Cogger
                                  President


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                           TITLE                                      DATE
---------                           -----                                      ----



HAROLD W. COGGER                    President (chief                           May 6, 1998
----------------                    executive officer)
Harold W. Cogger



TIMOTHY J. JACOBY                   Treasurer and Chief Financial              May 6, 1998
-----------------                   Officer (principal financial officer)
Timothy J. Jacoby



J. KEVIN CONNAUGHTON                Controller and Chief Accounting            May 6, 1998
--------------------                Officer (principal accounting officer)
J. Kevin Connaughton

/s/ROBERT J. BIRNBAUM*              Trustee
---------------------
   Robert J. Birnbaum



/s/TOM BLEASDALE*                   Trustee
-----------------
   Tom Bleasdale



/s/LORA S. COLLINS*                 Trustee
-------------------
   Lora S. Collins



/s/JAMES E. GRINNELL*               Trustee
---------------------
   James E. Grinnell



/s/RICHARD W. LOWRY*                Trustee          */s/ NANCY L. CONLIN
--------------------                                  ---------------------
   Richard W. Lowry                                       Nancy L. Conlin
                                                          Attorney-in-fact
                                                          For each Trustee
                                                          May 6, 1998
/s/WILLIAM E. MAYER*                Trustee
--------------------
   William E. Mayer



/s/JAMES L. MOODY, JR. *            Trustee
------------------------
   James L. Moody, Jr.



/s/JOHN J. NEUHAUSER*               Trustee
---------------------
   John J. Neuhauser



/s/ROBERT L. SULLIVAN*              Trustee
----------------------
   Robert L. Sullivan

                                  EXHIBIT INDEX

Exhibit               Item                                                     Page No.

11.    Opinion and Consent of Counsel as to Legality of Securities Being
       Registered

12.    Opinion and Consent of Counsel Supporting Tax Matters and
       Consequences to Shareholders

14.    Consent of Independent Accountants

17.(e) Form of Proxy